As filed with the U.S. Securities and Exchange Commission on January 9, 2020

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22870

Stone Ridge Trust II

(Exact name of registrant as specified in charter)

510 Madison Avenue, 21st Floor

New York, NY 10022

(Address of principal executive offices) (Zip code)

Stone Ridge Asset Management LLC

510 Madison Avenue, 21st Floor

New York, NY 10022

(Name and address of agent for service)

(855) 609-3680

Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2019

Date of reporting period: October 31, 2019

Item 1. Reports to Stockholders.

Annual Report

October 31, 2019

Stone Ridge Reinsurance Risk Premium Interval Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary or, if you invest directly through the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), from the Transfer Agent. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your financial intermediary or, if you invest directly through the Transfer Agent, by contacting the Transfer Agent at (855) 609-3680. Your election to receive reports in paper will apply to all funds held in your account if you invest through a financial intermediary or all funds within the fund complex if you invest directly through the Transfer Agent.

Shareholder Letter

“The advantages of nonaction. Few in the world attain these.”

- The Daodejing

“To see people who will notice a need in the world and do something about it. Those are my heroes.”

- Fred Rogers (aka Mr. Rogers)

“There is no cause to worry. The high tide of prosperity will continue.”

- Andrew Mellon, US Secretary of the Treasury, September 1929

“My centre is giving way, my right is in retreat; situation excellent. I am attacking.”

- Field Marshall Foch, Battle of the Marne, 1914

December 2019

Dear Fellow Shareholder,

The green light is a powerful symbol in our culture. Be aggressive. Charge. Do something. Go! But yellow and red lights are equally important. Slow down. Stop. Be still and think. Calm the mind. Wage peace with yourself.

In January, we instituted a “no device” policy for all meetings at Stone Ridge. It has coincided with the greatest burst of creativity we’ve experienced since the firm began. Email, text, Slack, and social media are each efficient dopamine delivery machines – which feels great in the moment – but the context switching inherent in the endless, tiny dopamine hits robs us of our ability to be creative at the level required to serve clients with breakthrough innovations. You can’t have a soaring career if you’re on drugs.

At Stone Ridge, to be engaged in the study of wonder, we must be engaged in the study of quiet. Have you ever taken a true detox from your electronics? Turned everything completely off, and out of reach, for a full day, weekend, or longer? Historically, I’ve done it 1-2 times a year, but this year I decided to increase the dosage. The positive effect is so profound I now think of this strategy like a magic pill, up there in medicinal efficacy with good sleep and intense exercise. No downsides and the benefits compound.

Coined by computer scientist Cal Newport, Digital Minimalism is a not-so-secret weapon, available to all, followed by almost none. It creates the necessary, not sufficient, conditions for creativity to ignite. Working deeply, and free from dopamine addiction, true creatives free themselves from thinking merely outside the box. They understand the actual truth: there is no box.

One of my favorite parts of working at Stone Ridge is getting to glimpse occasional bursts of breathtaking creativity from brilliant colleagues emerging from deep work. When in flow, the firm runs on different fuel. It’s energizing and incredibly attractive to be around. There’s no insecurity, no lack. I think we create to experience moments when we feel like we are enough.

I gave up voicemail about 15 years ago and I’ve never had a social media account. I set an alarm to go off five minutes before meetings are scheduled to end, so in the interim I can lock in, and totally focus on the

Stone Ridge Funds	Annual Report	October 31, 2019

Shareholder Letter

person I’m with. This year I stopped taking my phone to dinner. It would be impossible to overstate the benefit to my relationships, to my ability to connect, and to my enjoyment of meals.

A friend systematically takes at least three days to reply to most emails, and then does it as a batch. I wonder how many time-sensitive topics aren’t so time-sensitive after all? I wonder how extracting ourselves from the IV drip of continuous email-dopamine would impact our health? Would inserting a yellow light into our email practices shrink our lives? It would certainly shrink the noise. Would it amplify the signal?

The Triple Threat

At Stone Ridge our singular purpose is financial security for all. Together, we innovate to prepare for an uncertain future. Our team finds virtue in our purpose. There is no finite end. There is no winning. There’s not even any competition. There is only progress, or not. There’s only helping people, or not.

Brimming with the most optimistic people I’ve ever been around, the team at Stone Ridge relentlessly seeks truth in data – not what we want to be true – and we see a monumental societal risk emerging. Increasingly long lifespans are colliding with low or negative interest rates, threatening our ability to generate enough retirement income to age with dignity, agency, and peace of mind. And while overall inflation may be subdued, unexpectedly high inflation always arrives unexpectedly. Even with only modest headline inflation today, prices for certain critical retiree purchases – including medical care, housing, and ongoing education – are rising rapidly.i We call the combination of these risks – longevity risk, investment return risk, and inflation risk – the “Triple Threat”.

Low or negative rates are particularly insidious, because risk-free rates form the foundation of the total return to all asset classes: total return = risk-free rate + risk premium. In standard financial planning simulations, simply replacing the much higher historical risk-free rate with today’s much lower actual risk-free rate drives 75 year-old male “failure rates” (a too-anodyne academic term for running out of money before dying) from 3% to a sobering 47%.ii That’s arithmetic – not economic theory. Worse, that’s before considering any conservative adjustments to estimates of the future equity risk premium and/or inflation and/or the withdrawal %, just in case a retiree gets a bad draw (i.e., sequencing risk).

10,000 Baby Boomers turn 65 every day, underscoring the importance of tackling the Triple Threat with vigor, now. In 2035, retirees are forecast to outnumber minors for the first time in American history,iii weighing on economic growth (see, unfortunately, Japan). Achieving the peace of mind that comes from financial security can be boiled down to a single non-negotiable: high and reliable income, regardless of lifespan.

Retirement is all about income – assets are just an inefficient, and unreliable, means to an end. Spend too much and risk old age without dignity. Spend too little and risk youth without life. So traditional financial planning strategies can be useful, but never optimal, because we don’t know how long we’re going to live – i.e., we can never know how much is too much, how little is too little. Moving beyond a financial plan, the Triple Threat requires a longevity plan.

Live Long and Prosper: The Longevity Risk Premium

At Stone Ridge, our entire product development philosophy is six words: we build products we want ourselves. Our forthcoming longevity risk franchise – LIFEX for short – aims high, tackling our collective societal retirement challenge head on.

In building LIFEX, our first observation was as obvious as it was powerful: pooling longevity risk improves retirement outcomes. Pre-LIFEX, this pooling was primarily the domain of income annuities,

Stone Ridge Funds	Annual Report	October 31, 2019

Shareholder Letter

which provide steady income for life and dramatically lower the risk of running out of money.iv However, despite their potentially life-changing financial and health benefits, income annuity usage has been limited in investor portfolios for a variety of reasons. Taking a very different approach – while still delivering the benefits of risk pooling – we’ve set out to change that.

Specifically, we believe that a product built specifically to address the Triple Threat, and the corresponding need for high and reliable retirement income – but delivered in fund form, cheaply, easily, and with a click – will fundamentally transform retirement portfolios and create a higher level of financial security for all Americans. Our solution set – LIFEX – will be in ’40 Act fund form, offered on an annual rolling basis to 50-85 year-olds, providing up to 25 years of steady income, uncorrelated to traditional portfolios.v To most broadly tackle the Triple Threat, LIFEX could have fixed payouts (i.e., constant) or, instead, inflation-linked payouts (i.e., adjusting annually based on CPI); it could take AAA risk or, instead, take higher-yielding non-AAA risk. Regardless of choice, LIFEX contains, and is built upon, the longevity risk premium.

The LIFEX investor experience will be straightforward. Investors purchase fund shares, just like any other ’40 Act fund. To make the payments actuarially fair, an investor’s purchase price is based on their age and gender. For every investor, one LIFEX share will distribute $1 of extremely tax-efficient income per year – paid monthly – for the life of the fund, so each investor can easily backsolve and purchase the right number of shares for their individual cash flow needs, supplemented as appropriate by Social Security. LIFEX distributions will be quite high relative to bond yields and will always subtotal to at least the amount invested, regardless of when an investor passes (akin to principal protection).vi Finally, as a “break glass” backup for an unexpected life emergency, or just a change of heart, LIFEX will offer quarterly liquidity (with a 2% repurchase fee to account for adverse selection).

Post-launch, some LIFEX investors pass away early, receiving fewer payments; others live longer and receive more payments. For the longer-lived investors, additional payments received in the later years translate into higher returns on their initial investment. That is, investors get paid more the longer they live. Such is the power of the longevity risk premium. To get a sense of the impact LIFEX can have on US retirement, for a 75 year-old male pre-tax equivalent payout yields would be 9.4% with AAA assets, and 11.8% with non-AAA assets, if LIFEX were to launch today.vii

The longevity risk premium is special for two reasons. First, it’s the only risk premium that’s truly reliable. Second, its magnitude is time-varying in the most valuable possible way: it increases with an investor’s lifespan. Pooling longevity risk among investors always increases payout yields for those alive, regardless of the underlying asset strategy.viii

Life Insurance is something we buy to protect our loved ones in case we die too soon. In the future, LIFEX will be something we buy to protect our loved ones in case we die too late. LIFEX is a breakthrough, and benefits from industry-leading actuarial services from New York Life and collaboration with the Director of the Stanford University Center on Longevity.

The Advantages of Nonaction

Our most important job is risk management – the safety of our clients’ wealth, and our own. We each work in risk management. Whether we choose it or not, it chooses us.

At Stone Ridge, our risk management philosophy can be expressed as an equation:

Risk Management = Diversification + Humility

Stone Ridge Funds	Annual Report	October 31, 2019

Shareholder Letter

Notice the harmony between diversification and humility. The smaller the first, the smaller the second. The bigger the first, the bigger the second.

At Stone Ridge, the embodiment of our risk management philosophy is the 10/10 (“Ten Ten”) portfolio. In its purest unobtainable form, the 10/10 is 10 long-term allocations, each 10% weight, each with a persistent, pervasive, and intuitive risk premium, each uncorrelated with traditional markets, each uncorrelated with each other. Our 10/10 concept includes reinsurance, alternative lending, market insurance, drug royalty, SFR (single family rentals), private investments, and Bitcoin. That doesn’t (yet) add to 10. We remain on our journey.

The 10/10 honors our most important job. Its extraordinary diversification harmonizes with its quiet humility. Once set, tweaks or no tweaks have largely the same impact. Its stillness doesn’t mistake activity for achievement. This way, the 10/10 offers the advantages of nonaction, and seeks to deliver peace of mind.

Though the peace we seek isn’t really peace of mind. It’s peace from mind. From the silent ruminations. “Do I have enough? Am I financially secure?” In the decades ahead, Stone Ridge will help as many people as possible answer those questions decisively and affirmatively.

We’re building the 10/10 so we don’t have to rely on stocks and bonds. We’re building LIFEX so we don’t have to rely on the 10/10. In financial planning language, the 10/10 is for wants and wishes. LIFEX is for needs. In longevity planning language, the 10/10 + LIFEX = offense against the Triple Threat.

“There is no cause to worry.”

On December 29, 1989 the Nikkei hit 38,957. Today, three decades later, it’s 23,783, and at one point it was down 82%.ix During this period, Japan has been in no wars. To inflate stock prices, the BOJ (Bank of Japan) has purchased 75% of all Japanese ETFs and is a top 10 holder in 90% of the Nikkei names.x Even net of dividends, 23,783 is clearly not the price they want, underscoring the impotence of any government in setting any long-term price for any good or service. So how is it possible that we are now entering the fourth decade of a major global stock market index, in a free country, being cumulatively (very, very) down. How?

The sobering nature of risk is such that our feelings of safety reach their maximum when our actual risk is highest. Living under the influence of risk, what we want to be true doesn’t matter. In September 1929, the US Secretary of the Treasury said “There is no cause to worry. The high tide of prosperity will continue.” Similar sentiments were expressed in Tokyo trading rooms in December 1989. Similar sentiments are being expressed about US stocks today. They may be correct. We just don’t know.

Observation #1: the typical RIA portfolio holds about 50% equities, Japan is about an 8% weight in the global equity portfolio, so many investors have about a 4% allocation to Japan.xi

Over the last 25+ years, catastrophe reinsurance quota shares returned 11.5%/year with no correlation to anything.xii This period was far from a smooth ride, punctuated by Katrina/Rita/Wilma (2005), Tohoku/Christchurch (2011), Harvey/Irma/Maria (2017), Jebi/Cal Fire (2018), and Faxai/Hagibis (2019). Notably, the last 6 years – the period of our largest fund’s life (SRRIXxiii) – was a 17% percentile occurrence.xiv Far from great, far from unusual.

I wonder in what percentile of the true distribution the last 30-years of the Nikkei performance lands? The reality is no one knows because the true distribution is unknowable. The more revealing and better question: what percentile would investors have estimated for such a future 30-year performance on December 29, 1989? 0%-tile? This underscores the uncomfortable truth that, for investing in general – including assessing equity risk – we don’t know what we don’t know. If we did, markets wouldn’t crash. And they certainly wouldn’t have a positive risk premium.

Stone Ridge Funds	Annual Report	October 31, 2019

Shareholder Letter

Observation #2: the typical RIA portfolio that holds reinsurance, holds about a 3% position.xv

Observation #3: we’ve had significant repurchase requests in SRRIX. We’ve had zero investors ask us to take Japan out of the Elements Portfolios.

Japan returns are buried within an overall global equity allocation – out of sight, out of mind. 30-years of cumulative red and counting? Not a topic. Are Japanese equities broken because of country demographics? We’ve never been asked that question.

SRRIX is its own line item – green its first three years, red its last three years. Positive 11.5% average quota share return the last 25 years?xii Drowned out by the availability bias of recent events. Reinsurance providing potentially life-changing diversificationxvi amidst a 1930’s-style left tail in traditional markets? We can just hope that doesn’t happen (again).

“Situation Excellent. I am Attacking.”

At Stone Ridge, we believe in the reinsurance risk premium down to our toes and 2019 was marked by high levels of reinsurance-related productivity.

First, the “other” Stone Ridge reinsurance ’40 Act fund, SHRIXxvii, now has almost $1 billion AUM. Fully invested for more than 6 years, it’s outperformed every one of the 30+ funds in the Eurekahedge ILS Advisers Index and has been the only reinsurance fund in that group to “beat the market,” outperforming the Swiss Re Global Cat Bond Index.xviii Moreover, SHRIX has been profitable 24 out of 26 quarters, including 17 quarters in a row during one stretch,xix while delivering a risk premium comparable to the historical equity risk premium and multiples of the historical credit risk premium.xx

Notably, the same team manages SRRIX as SHRIX, with the same investment philosophy, market access, and execution discipline. SHRIX just takes (a lot) less risk so happened to do (a lot) better these last three years – both funds, each index-like, performed exactly as expected in light of industry events. In a textbook example of recency bias, SHRIX is growing while SRRIX – its own line item – is shrinking, for now.

Earning the reinsurance risk premium – or any risk premium – is impossible without the ability to resist recency bias. We share this foundational point in every introductory reinsurance meeting we have with potential investors, and I’ve written and re-written about this topic in past shareholder letters. If an investor can’t resist exiting after losses, it’s better to not invest in reinsurance at all – due to the left tail nature of the return distribution, market timing virtually guarantees a cumulative loss. The only way to earn the average is to stay in the trade.

The three-part fundamental thesis of reinsurance investing is clear. First, reinsurance has historically generated a significantly positive risk premium because it provides a valuable risk transfer service. Second, its returns have been uncorrelated to traditional financial assets. Third, its yields have been adaptive – that is, they have increased after losses. That’s it. We like simple at Stone Ridge.

Second, our 2020 executed quota shares experienced material elevation in rates, or improvements in terms & conditions, or both, versus those same trades in prior years. This is partly driven by the reinsurance market reacting to losses, and a lot driven by Stone Ridge-specific factors, as a function of our market leading size in quota shares. I credit our reinsurance team for world class execution.

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Shareholder Letter

Third, we’ve taken in significant capital for Stone Ridge quota shares from institutional investors, including one of the largest life insurance companies in the world, separate from SRRIX. 2020 executed Stone Ridge quota shares offer the most attractive rates and terms & conditions since the firm began, so it’s not surprising sophisticated institutional investors – exposed to the consequences of low or negative risk-free rates like all of us – like this entry point as part of a long-term reinsurance allocation.

Fourth, like catastrophe risk, non-catastrophe risk (e.g., D&O, E&O, General Liability) is experiencing material elevation in rates, or improvements in terms & conditions, or both. Working with a core set of our existing reinsurance partners, Stone Ridge also shares this non-catastrophe risk via quota shares, also separate from SRRIX. Underscoring the long-term power of reinsurance as a diversifier to traditional investments, new 2019 non-SHRIX and non-SRRIX Stone Ridge capital for catastrophe and non-catastrophe risk, which we expect will grow substantially, will support about $1.5 billion of assets when fully deployed.

We now turn the reinsurance page on 2019 and move forward, never losing sight of the critical role reinsurance risk plays in financial security for all.

Notice a Need. Do Something.

Amidst a culture of creativity, our efforts at Stone Ridge are organized around a core set of beliefs we have about what will not change. These are the things we believe are true today and we believe will be just as true decades from now. The irreplaceability of lifetime income. The critical role of financial advisors. The power of 10 uncorrelated risk premiums, each anti-fad. The harmony of diversification and humility in risk management. Our “what will not change?” filter provides the necessary discipline for our creative process.

Nobel Prize-winning physicist Arthur Compton said, “every useful discovery I ever made, I gambled that the truth was there, then acted on faith until I could prove its existence.” I like his attitude. Amidst uncertainty, but tethered by our discipline, we confidently invest in our shared future – ignoring press, eschewing focus groups – internally iterating ceaselessly. If one of our insights was hiding in plain sight after all, the result is valuable innovation for RIAs and their clients. Because nothing in business is easy or obvious, most of our ideas end up on the cutting room floor. A strength of the firm: we change our minds on a dime if an idea wasn’t good enough, or if we decide we got it wrong.

Compton-like, we got Flourish right.

Flourish believes people need people, not just technology. Flourish believes advisors have rightly earned the trust of their clients. Flourish believes clients want to feel authentic in their lives, connected to their loved ones and community, propelled by clear purpose.

Since launch in late 2018, the Flourish Cash numbers are astonishing, to me. 175 RIA firms have joined, we’ve experienced 55 consecutive weeks of record balances and counting, 53% of household invitations have been accepted and funded, the average balance is $152,190.xxi Flourish benefits clients with high cash rates, a beautiful front end, and simplicity – one RIA said, “Your website is one giant easy button.”xxii Flourish helps advisors help clients because the average client has 20% of their wealth in cashxxiii – likely far too high to reach their retirement goals. Flourish also has powerful built-in referral features with a growing list of amazing stories that helped new clients earn more and lifted advisor practices.

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Shareholder Letter

Building on this momentum, here’s a sample of what’s coming next in Flourish:

First, Flourish Home.xxiv The target market here is narrow, but enormous: the growing segment of Americans who are risk-concentrated in their primary residence. A client’s home is often their largest individual asset, but it’s illiquid and individual homes have volatility on par with equities.xxv With pre-qualified and pre-populated applications, Home will provide a streamlined path for advisors to help suitable clients extract liquidity from their home without taking on debt or paying monthly interest. Clients essentially sell a portion of their home in a tax-efficient manner – their choice of anywhere between 5-20% – and do anything they want with the proceeds.

By purchasing LIFEX with the proceeds, for example, clients can transform an illiquid, non-cash-generating, “dead” asset – say 15% of their home – into one that immediately begins generating high monthly income (e.g., if LIFEX were to launch today, $200,000 unlocked from a partial home sale would generate pre-tax equivalent of $1,568/month (AAA assets) or $1,960/month (non-AAA assets) for a 75 year-old male).xxvi Internally, we refer to this process as “cashlessly funding retirement income” and the Home-to-LIFEX workflow will be seamless within Flourish.

Second, Flourish Select. Three observations motivate this module. First, good companies are staying private longer. Select will help RIAs participate in the pre-IPO value creation process of “select” private companies. Second, some excellent, diversifying funds just don’t work in ’40 Act form. Select will help RIAs access “select” private funds that offer truly differentiated risks. Third, filling out complex paper subscription documents and getting physical signatures from clients is not operationally scalable for most RIAs, nor can all clients meet the large minimums required for many private investments. Select will provide a streamlined, all-electronic subscription process that feeds right into standard RIA reporting software – “streamlined” because we already have the relevant client information in Flourish Cash – and will create and manage feeder vehicles with low minimums.

Importantly, Select will not be a platform dispassionately connecting buyers and sellers. Instead, Stone Ridge will diligence and curate (that’s why we call it Select) – and invest in – all Flourish Select opportunities, so co-investors always know we have skin in the game. This doesn’t guarantee success – far from it – but it creates appropriate symmetry. If you give an opinion and someone follows it, the ethical path requires exposure to its consequences. And it has to be real exposure, not window dressing.

Stay tuned for Flourish Give, Flourish Advance, Flourish Invest, and…more.

In the years to come, we believe the leading RIAs will move beyond money management and beyond goal management. The client of the future will ask their advisor “help me discover a life I didn’t even know was possible.” Life management. Flourish can help.

OUR PARTNERSHIP

Stone Ridge is most proud of the 50/50 partnership we have with you. We are on the path together. You contribute the capital necessary to propel and sustain groundbreaking product development. We contribute our collective careers’ worth of experience in sourcing, structuring, execution, and risk management. Together, it works. In that spirit, I offer my deepest gratitude to you for sharing responsibility for your wealth with us this year. We look forward to serving you again in 2020.

Warmly,

Ross L. Stevens

Founder, CEO

Stone Ridge Funds	Annual Report	October 31, 2019

Shareholder Letter

[i]	The Unfinished Business of Health Reform by J. Bivens, Economic Policy Institute, October 2018
ii

Assumes an investor holds a 60/40 portfolio, which means 60% equities (risk-free rate + equity risk premium) and 40% fixed income at risk-free rate. See table below for risk of failure at various withdrawal rates. Source: Historical risk-free rate from US Treasury 10-year constant maturity rates, Morningstar, over past 65 years. Current risk-free rate is estimated based on current US and global risk-free rates. Equity risk premium based on lower end of range of Damodaran, Aswath, “Equity Risk Premiums (ERP): Determinants, Estimation and Implications”, April 2019. Future realized risk-free rate and equity risk premium may differ from historical and estimated values. Cash return is based on current national average savings account rate from FRED as of 7/21/2019. Average 20% allocation based on “UBS Investor Watch” 3Q 2017. Risk of failure is based on simulations assuming the stated returns and asset allocations (including cash), stated withdrawal as a percentage of initial assets and grown at 2% for inflation, and historical volatility. Risk of failure is % of simulations that resulted in negative portfolio value within 25 years.

The New Arithmetic of Financial Planning

	Historical Risk-Free Rate & Equity Risk Premium	Current Risk-Free Rate & Historical Equity Risk Premium
Risk-Free Rate	5.9%	1.0%
Equity Risk Premium	4.0%	4.0%
Equity Return	9.9%	5.0%
60/40 Return	8.3%	3.4%
With 20% Cash @ 0.10%	6.6%	2.7%
	Risk of Failure
4% Withdrawals	3%	47%
5% Withdrawals	16%	77%
6% Withdrawals	40%	93%

iii

Source: U.S. Census Bureau, “Older people projected to outnumber children for first time in U.S. history,” September 6, 2018. Specifically, the Census Bureau projects that there will be 76.7 million people under the age of 18 and 78.0 million over the age of 65.

iv	Source: A Broader Framework for Determining an Efficient Frontier for Retirement Income by W. Pfau
[v]	LIFEX may end earlier than 25 years if the mortality experience is significantly lower than expected.
vi	Based on illustrative pricing discussed in endnote vii. Final terms will be determined prior to investment.
vii	Illustrative pricing. Final terms will be determined prior to investment. Payout yield is calculated as the annual sum of expected distributions divided by the investor’s expected price per share.

Estimated using the Treasury yield curve as of 11/8/2019 and New York Life mortality expectations. AAA version uses estimated AAA CLO spreads as of 11/8/2019. Non-AAA version assumes risk premium strategies, combined, earn 4% excess returns net of fees with 5% volatility. Both versions may end earlier than 25 years if the mortality experience is significantly lower than expected. Because the non-AAA version takes investment return risk, the probability that it terminates early may be higher than the AAA version. Pre-tax equivalent yields calculated assuming investor has $250,000 of taxable income: 25.1% federal tax rate, 4.7% state & local tax rate, and 18.8% long-term capital gains tax rate.

viii

Because longevity-pooled investments simply combine the underlying investment strategy with mortality pooling, they will always have a higher initial payout yield than is possible from the investment strategy alone.

ix	Source: https://tradingeconomics.com/japan/stock-market
[x]	Sources: FT, “BoJ’s dominance over ETFs raises concern on distorting influence”, and Barrons, “BoJ Now A Top 10 Shareholder In 90% of Nikkei 225.”
xi	Sources: Stone Ridge CIO Survey and MSCI.
xii

Stone Ridge analysis based on data from Bloomberg, Guy Carpenter, Aon and proprietary loss ratio data provided by global reinsurers. Analysis includes all reinsurers for which Stone Ridge has at least five consecutive years of loss ratio data (20 reinsurers as of 9/30/2019). These reinsurers include eight of the top ten global reinsurers as enumerated in AM Best’s 2019 “Top 50 World’s Largest Reinsurance Groups” (measured by net written non-life premium and excluding regional reinsurers and Berkshire Hathaway). Includes Stone Ridge estimates of 2019 performance through 12/25/19.

xiii	SRRIX is the ticker for the Stone Ridge Reinsurance Risk Premium Interval Fund.
xiv

Sources: AIR Worldwide, Bloomberg, Stone Ridge Analysis. Based on the rolling 6-year average of remodeled historical natural disasters on current exposures provided by AIR Worldwide, trended for GDP and estimates for recent events. Perils included: US Tropical Cyclone; US Wildfire; Japan Typhoon; US, Canada, Japan, Europe, South America, India and Southeast Asia Earthquake; all events greater than $2.5B in 2018 US Dollars.

xv	Source: Stone Ridge CIO Survey.

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Shareholder Letter

xvi	Diversification does not assure a profit or protect against a loss in a declining market.
xvii	SHRIX is the ticker for the Stone Ridge High Yield Reinsurance Risk Premium Fund.
xviii

The Eurekahedge ILS Advisers Index (the “Eurekahedge Index”) is ILS Advisers and Eurekahedge’s collaborative equally weighted index of 33 constituent hedge funds. The index is designed to provide a broad measure of the performance of underlying hedge fund managers that explicitly allocate to insurance linked investments and have at least 70% of their portfolio invested in non-life risk. One cannot invest directly in an index. The Swiss Re Global Cat Bond Index is A market-cap-weighted index that tracks the performance of all catastrophe bonds issued under Rule 144A.

xix	Source: Stone Ridge, as of 9/30/19.
xx	Investment grade credit risk premium estimated to be 0.50% for 1936-2014. Source: The Credit Risk Premium by A. Asvanunt and S. Richardson
xxi

Source: Stone Ridge, as of 12/25/19. Flourish Cash is a service offered by Stone Ridge Securities LLC, a registered broker-dealer and FINRA member. Stone Ridge Securities LLC is not a bank, but the cash balance in a Flourish Cash account is swept from the brokerage account to deposit account(s) at one or more third-party banks that have agreed to accept deposits from customers. Stone Ridge Asset Management LLC does not provide any services, including investment advisory services, in connection with Flourish Cash and does not provide any guarantees or financial support to Flourish Cash accounts.

xxii	This feedback may not be representative of other customers and is not a guarantee of future performance or success.
xxiii	Source: “UBS Investor Watch” 3Q 2017.
xxiv

Flourish is a platform for products and/or services offered through one or more affiliates of Stone Ridge Holdings Group LP (“Stone Ridge”). Flourish Select will be offered through Stone Ridge Securities LLC. Flourish Home and other Flourish modules will be offered through other Stone Ridge affiliates.

xxv	Source: 2019 Volatility Index, Unison, July 2019
xxvi

Based on illustrative pricing for a AAA version of LIFEX. Final terms will be determined prior to investment. Estimated using the Treasury yield curve and CLO spreads as of 11/8/2019 and New York Life mortality expectations. LIFEX may end earlier than 25 years if the mortality experience is significantly lower than expected.

Risk Disclosures

The information herein regarding the Stone Ridge Longevity Risk Premium Fixed Income Fund 2019 (“LIFEX”) is not complete and may be changed. A registration statement relating to the securities of LIFEX has been filed with the Securities and Exchange Commission. The securities of LIFEX may not be sold until the registration statement becomes effective. This is not an offer to sell or the solicitation of an offer to buy securities and is not soliciting an offer to buy LIFEX’s securities in any state in which the offer, solicitation or sale would be unlawful.

The investment objective, risks, charges and expenses of LIFEX, a series of Stone Ridge Trust VII, must be considered carefully before investing. The prospectus, periodic reports and certain other regulatory filings contain this and other important information and may be obtained, when available, by visiting www.sec.gov.

LIFEX’s prospectus, which includes a statement of additional information, can be obtained by visiting www.sec.gov. The prospectus should be read carefully before investing.

The Stone Ridge Funds consist of the Stone Ridge High Yield Reinsurance Risk Premium Fund (the “High Yield Reinsurance Fund”), the Stone Ridge Reinsurance Risk Premium Interval Fund (“SRRIX” and, together with the High Yield Reinsurance Fund, the “Reinsurance Funds”), the Stone Ridge U.S. Hedged Equity Fund (the “Hedged Equity Fund”), the Stone Ridge All Asset Variance Risk Premium Fund (“AVRPX” and, together with the Hedged Equity Fund, the “VRP Funds”), the Stone Ridge Alternative Lending Risk Premium Fund (“LENDX”) and the Stone Ridge Residential Real Estate income Fund I, Inc. (“HOMEX and, together with the Reinsurance Funds, the VRP Funds and LENDX, the “Funds”).

The Elements Portfolios consist of the Elements U.S. Portfolio (“ELUSX”), Elements U.S. Small Cap Portfolio (“ELSMX”), Elements International Portfolio (“ELINX”), Elements International Small Cap Portfolio (“ELISX”), and Elements Emerging Markets Portfolio (“ELMMX”) (collectively, the “Portfolios,” and each a “Portfolio”).

The Funds and the Portfolios are generally sold to (i) institutional investors, including registered investment advisers (“RIAs”), that meet certain qualifications and have completed an educational program provided by Stone Ridge Asset Management LLC (the “Adviser”); (ii) clients of such institutional investors; and (iii) certain other eligible investors (as described in the relevant prospectus). Investors should carefully consider the Funds’ and the Portfolios’ risks and investment objectives, as an investment in the Funds and/or the Portfolios may not be appropriate for all investors and the Funds and the Portfolios are not designed to be a complete investment program. There can be no assurance that the Funds and/or the Portfolios will achieve their investment objectives. An investment in the Funds and/or the Portfolios involves a high degree of risk. It is possible that investing in a Fund and/or a Portfolio may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objectives and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age and risk tolerance. Investment should be avoided where an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of the investment. Before investing in a Fund and/or a Portfolio, an investor should read the discussion of the risks of investing in the Fund and/or a Portfolio in the relevant prospectus.

Stone Ridge Funds	Annual Report	October 31, 2019

Shareholder Letter

Holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security.

Investing in funds involves risks. Principal loss is possible.

The VRP Funds may invest in a variety of derivatives, including put and call options, futures contracts, options on futures contracts, swaps, swaptions, and other exchange-traded and over-the-counter derivatives contracts. The VRP Funds may invest in derivatives to generate income from premiums, for investment purposes, and for hedging and risk management purposes. A VRP Fund’s use of derivatives as part of its principal investment strategy to sell protection against the volatility of various underlying references involves the risk that, if the volatility of the underlying references is greater than expected, the VRP Fund will bear losses to the extent of its obligations under the relevant derivative contracts, which may not be outweighed by the amount of any premiums received for the sale of such derivative instruments. The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, and credit risk.

Economic, political, and issuer-specific events will cause the value of securities, and the Portfolio that owns them, to rise or fall. Because the value of your investment in a Portfolio will fluctuate, you may lose money, even over the long term. Securities of smaller companies are often less liquid than those of larger companies, and smaller companies are generally more vulnerable to adverse business or economic developments and may have more limited resources. Foreign securities prices may decline or fluctuate because of economic or political actions of foreign governments and/or less regulated or liquid securities markets and may give rise to foreign currency risk. Securities of companies that exhibit other factors such as value, momentum or quality may be riskier than securities of companies that do not exhibit those factors, and may perform differently from the market as a whole. If a Portfolio uses derivatives, such Portfolio will be directly exposed to the risks of that derivative, including the risk that the counterparty is unable or unwilling to perform its obligations. Derivatives are subject to a number of additional risks, including risks associated with liquidity, interest rates, market movements and valuation. Securities lending and similar transactions involve the risk that the counterparty may fail to return the securities in a timely manner or at all and that the value of collateral securing a securities loan or similar transaction falls.

The reinsurance industry relies on risk modeling to analyze potential risks in a single transaction and in a portfolio of transactions. The models are based on probabilistic simulations that generate thousands or millions of potential events based on historical data, scientific and meteorological principles and extensive data on current insured properties. Sponsors of reinsurance-related securities typically provide risk analytics and statistics at the time of issuance that typically include model results.

Event-linked bonds, catastrophe bonds and other reinsurance-related securities carry large uncertainties and major risk exposures to adverse conditions. If a trigger event, as defined within the terms of the bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, a Fund may lose a portion or all of its investment in such security. Such losses may be substantial. The reinsurance-related securities in which the Funds invest are considered “high yield” or “junk bonds.”

SHRIX and SRRIX may invest in reinsurance-related securities issued by foreign sovereigns and foreign entities that are corporations, partnerships, trusts or other types of business entities. Because the majority of reinsurance-related security issuers are domiciled outside the United States, each of SHRIX and SRRIX will normally invest significant amounts of its assets in non-U.S. entities. Accordingly, each of them may invest without limitation in securities issued by non-U.S. entities, including those in emerging market countries. Foreign issuers could be affected by factors not present in the U.S., including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, potential difficulties in enforcing contractual obligations, and increased costs to enforce applicable contractual obligations outside the U.S. These risks are greater in emerging markets.

The value of LENDX’s investments in whole loans and other alternative lending-related securities, such as shares, certificates, notes or other securities representing an interest in and the right to receive principal and interest payments due on whole loans or fractions of whole loans, is entirely dependent on the borrowers’ continued and timely payments. If a borrower is unable or fails to make payments on a loan for any reason, LENDX may be greatly limited in its ability to recover any outstanding principal or interest due, as (among other reasons) LENDX may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated, the loan may be unsecured or under-collateralized and/or it may be impracticable to commence a legal proceeding against the defaulting borrower. LENDX generally will need to rely on the efforts of the platforms, servicers or their designated collection agencies to collect on defaulted loans and there is no guarantee that such parties will be successful in their efforts to collect on loans. Even if a loan in which LENDX has investment exposure is secured, there can be no assurance that the collateral will, when recovered and liquidated, generate sufficient (or any) funds to offset any losses associated with the defaulting loan. Although LENDX conducts diligence on the platforms, LENDX generally does not have the ability to independently verify, and will not independently diligence or confirm the truthfulness of, the information provided by the platforms, other than payment information regarding loans and other alternative lending-related securities owned by LENDX, which LENDX will observe directly as payments are received. The default history for alternative lending borrowing arrangements is limited and future defaults may be higher than historical defaults.

Stone Ridge Funds	Annual Report	October 31, 2019

Shareholder Letter

In general, the value of a debt security is likely to fall as interest rates rise. LENDX may invest in below-investment grade securities, which are often referred to as “junk,” or in securities that are unrated but that have similar characteristics to junk bonds. Such instruments have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid. LENDX’s investments in securitization vehicles or other special purpose entities that hold alternative lending-related securities (asset-backed securities) may involve risks that differ from or are greater than risks associated with other types of investments. The risks and returns for investors like LENDX in asset-backed securities depend on the tranche in which the investor holds an interest, and the value of an investment in LENDX may be more volatile and other risks tend to be compounded if and to the extent that LENDX is exposed to asset-backed securities directly or indirectly.

LENDX may invest directly or indirectly in the alternative lending-related securities of foreign issuers. Such investments may involve risks not ordinarily associated with exposure to alternative lending-related securities of U.S. issuers. The foreign alternative lending industry may be subject to less governmental supervision and regulation than exists in the U.S.; conversely, foreign regulatory regimes applicable to the alternative lending industry may be more complex and more restrictive than those in the U.S., resulting in higher costs associated with such investments, and such regulatory regimes may be subject to interpretation or change without prior notice to investors, such as LENDX. Foreign platforms may not be subject to accounting, auditing, and financial reporting standards and practices comparable to those in the U.S. Due to difference in legal systems, there may be difficulty in obtaining or enforcing a court judgment outside the U.S.

HOMEX is subject to risks typically associated with real estate, including: changes in global, national, regional or local economic, demographic or capital market conditions; future adverse national real estate trends, including increasing vacancy rates, declining rental rates and general deterioration of market conditions; changes in supply of or demand for similar properties in a given market or metropolitan area; reliance on tenants, managers and real estate operators that HOMEX works with in acquiring and managing assets to operate their businesses in an appropriate manner and in compliance with their contractual arrangements with HOMEX; changes in governmental rules, regulations and fiscal policies; bad acts of third parties; and unforeseeable events such as social unrest, civil disturbances, terrorism, earthquakes, hurricanes and other natural disasters. Many of these factors are beyond the control of HOMEX. Any negative changes in these factors could affect HOMEX’s performance and its ability to meet its obligations and make distributions to shareholders.

HOMEX’s portfolio will be concentrated at any time in the real estate industry, with a focus on single family rental investments, and may be heavily concentrated at any time in only a limited number of geographies or investments, and, as a consequence, the aggregate return of HOMEX may be substantially affected by the unfavorable performance of even a single investment. Concentration of investments in a particular type of asset or geography makes HOMEX more susceptible to fluctuations in value resulting from adverse economic or business conditions affecting that particular type of asset or geography.

HOMEX’s investment strategy involves sourcing assets through operators that purchase, renovate, maintain, and manage a large number of single family rental properties and leasing them to qualified residents through third-party property managers or leasing agents. When HOMEX purchases single family rental properties directly or indirectly through a real estate operator, the operator, or an affiliate of the operator, typically continues to act as the property manager of the properties. When HOMEX purchases debt instruments secured directly or indirectly by single family rental properties from an operator or bank originating such instruments, such entity typically continues to service the instruments. In the event that such operator is unable to act as the property manager or the servicer, as applicable, there is no assurance that a backup property manager or backup servicer will be able to assume responsibility in a timely or cost-effective manner; any resulting disruption or delay could jeopardize payments due to HOMEX in respect of its investments or increase the costs associated with HOMEX’s investments. A large proportion of HOMEX’s portfolio may consist of assets obtained from or through a small number of operators, potentially giving HOMEX high exposure to the risks associated with those operators.

HOMEX intends to continuously offer its shares during a subscription period of approximately two years after HOMEX commences investment operations (the “Subscription Period”). The Subscription Period is subject to extension, temporary suspension or early termination at the discretion of the Adviser. HOMEX expects to have a term of investment operations of approximately eight years, which may be extended by the Board without shareholder approval. At the end of such term, HOMEX expects the Adviser to recommend a plan of liquidation that, if approved by the Board, will be carried out without shareholder approval. The plan of liquidation may take up to twenty-four months to complete, and HOMEX may deviate from its investment strategies during this time. HOMEX may make investments that may not be realized prior to the date HOMEX is dissolved. HOMEX may attempt to sell, distribute, or otherwise dispose of investments at a time that may be disadvantageous, and as a result, the price obtained for such investments may be less than that which could have been obtained if the investments were held for a longer period of time. Moreover, HOMEX may be unsuccessful in realizing investments at the time of HOMEX’s dissolution. There can be no assurance that the winding up of HOMEX and the final distribution of its assets will be able to be executed expeditiously.

A Fund (or its subsidiaries) may obtain financing to make investments and may obtain leverage through derivative instruments that afford the Fund economic leverage. Therefore, the Funds are subject to leverage risk. Leverage magnifies a Fund’s exposure to declines in the value of one or more underlying reference instruments or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have and may be considered a speculative technique. The value of an investment in a Fund will be more volatile and other risks tend to be compounded if and to the extent the Fund borrows or uses derivatives or other investments that have embedded leverage. This risk is enhanced for SHRIX and SRRIX because they invest substantially all their

Stone Ridge Funds	Annual Report	October 31, 2019

Shareholder Letter

assets in reinsurance-related securities. Reinsurance-related securities can quickly lose all or much of their value if a triggering event occurs. Thus, to the extent assets subject to a triggering event are leveraged, the losses could substantially outweigh SHRIX’s or SRRIX’s investment and result in significant losses to the relevant Fund.

Shareholders of LIFEX who die will have their fund shares redeemed for a redemption price that may be equal to $0, and will not be entitled to any further returns or distributions following such mandatory redemption. There can be no assurance that the applicable redemption price, plus the amount of any distributions received prior to death, will represent a positive return on investment for any shareholder who dies.

Unlike a traditional investment company with a perpetual existence, LIFEX is expected to be designed to have distributed most of its assets by the applicable fund liquidation date. Although the fund will seek to achieve a high level of distributions during the life of the fund, following the fund liquidation date there will be no further distributions made by the fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

There can be no assurance that LIFEX will continue to make distributions until the planned fund liquidation date. Under certain circumstances, LIFEX may run out of assets to fund the planned distributions prior to the planned fund liquidation date. This risk is heightened by the novel nature of LIFEX. If the longevity of investors in LIFEX is materially better than assumed, the fund is likely to run out of assets prior to the fund liquidation date. In that case, the fund will liquidate early, and investors will not receive any returns or distributions following such early liquidation.

Shares of LIFEX will not be, and will not represent interests in, an insurance contract or an annuities contract. Investors in LIFEX will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds, and there is no insurance company or other third party that will be obligated to make distributions in the event the fund runs out of assets prior to the fund liquidation date.

The Funds may invest in illiquid or restricted securities, which may be difficult or impossible to sell at a time that a Fund would like without significantly changing the market value of the security.

Each Fund (other than HOMEX) intends to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code. A Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC. The tax treatment of certain of the Funds’ investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS might affect a Fund’s ability to qualify for such treatment.

If, in any year, a Fund (other than HOMEX) were to fail to qualify for treatment as a RIC under the Internal Revenue Code for any reason, and were unable to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.

HOMEX intends to elect to be taxed as and to qualify for treatment each year as a REIT under the Internal Revenue Code. HOMEX’s investment strategy will potentially be limited by its intention to qualify for treatment as a REIT. An adverse determination or future guidance by the IRS or a change in law might affect HOMEX’s ability to qualify for such treatment.

If, in any year, HOMEX were to fail to qualify for treatment as a REIT under the Internal Revenue Code for any reason, and were unable to cure such failure, HOMEX would be subject to tax on its taxable income at regular corporate rates, and all distributions to shareholders would be taxable as dividends to the extent of HOMEX’s current and accumulated earnings and profits, whether or not attributable to net capital gains.

For additional risks, please refer to the prospectus and statement of additional information.

SHRIX and HOMEX are classified as non-diversified under the 1940 Act. Accordingly, each fund may invest a greater portion of its assets in the securities of a single issuer than if it were a diversified fund, which may subject it to a higher degree of risk associated with and developments affecting that issuer than a fund that invests more widely.

Each of AVRPX, SRRIX and LENDX has an interval fund structure pursuant to which each Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding shares at net asset value (“NAV”), subject to approval of the Board of Trustees. In all cases, such repurchases will be for at least 5% and not more than 25% of the relevant Fund’s outstanding shares. Repurchase offers are currently expected to be 5% for SRRIX and LENDX and 25% for AVRPX.

HOMEX has an interval fund structure pursuant to which HOMEX conducts annual repurchase offers of the Fund’s outstanding shares at NAV, subject to approval of the Board of Directors. In all cases, such repurchases will be for at least 5% and not more than 25%, and are currently expected to be for 5%, of HOMEX’s outstanding shares.

In connection with any given repurchase offer, it is possible that a Fund may offer to repurchase only the minimum amount of 5% of its outstanding shares. It is possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. There is no assurance that you will be able to tender your Shares when or in the amount that you desire. The Funds’ shares are not listed, and the Funds do not currently intend to list their shares for trading on any national securities exchange; the shares are, therefore, not marketable, and you should consider the shares to be illiquid.

Stone Ridge Funds	Annual Report	October 31, 2019

Shareholder Letter

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of a Fund or Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-609-3680.

Standardized returns as of most recent quarter-end (09/30/2019): for VRLIX 1Yr= 1.26%, 5Yr= 5.10%, since inception(05/01/2013)= 6.41%; for SHRIX 1Yr= 2.97%, 5Yr= 3.55%, since inception(02/01/2013)= 4.71%; for SHRMX 1Yr= 2.77%, 5Yr= 3.40%, since inception(02/01/2013)= 4.55%; for SRRIX 1Yr= -6.80%, 5Yr= 0.03%, since inception(12/09/2013)= 1.35%; for AVRPX 1Yr= -6.12%, since inception(04/02/2015)= 2.13%; for LENDX 1Yr= 4.22%, since inception(06/01/2016)= 6.98%; for ELUSX 1Yr= 2.56%, since inception(03/31/2017)= 10.47%; for ELSMX 1Yr= -8.11%, since inception(03/31/2017)= 4.18%; for ELINX 1Yr= -5.19%, since inception(04/28/2017)= 2.23%; for ELISX 1Yr= -9.64%, since inception(04/28/2017)= 0.86%; for ELMMX 1Yr= -3.17%, since inception(05/31/2017)= 1.90%. As of 9/30/19, 30-day SEC yield: SHRIX 4.68% (net), 4.71% (gross of subsidized expenses); SRRIX 0.00% (net), 0.00% (gross of subsidized expenses); LENDX 11.60% (net), 11.69% (gross of subsidized expenses). Results for the Funds and the Portfolios are annualized; all Fund and Portfolio returns reflect the reinvestment of dividends and other earnings and are net of fees and expenses. As a result of economic incentives received from platforms that may not be repeated, early LENDX performance was unusually strong and should not be extrapolated to future periods. Results for the Elements Portfolios reflect waivers of all of the Portfolios’ investment management fees and partial reimbursement of expenses by the Adviser. The Adviser has contractually agreed to waive its management fee entirely through September 30, 2022 and to pay or otherwise bear operating expenses as necessary to limit total annualized expenses, other than certain excluded expenses, of the Portfolios to 0.15% (for ELUSX and ELSMX) or 0.20% (for ELINX, ELISX and ELMMX) for the period from October 1, 2019 through September 30, 2020. Fee waiver and expense reimbursement may be discontinued in whole or in part after such dates. In the absence of fee waivers and reimbursements, returns for the Portfolios would have been lower.

Total Annual Fund Operating Expenses as disclosed in the most recent prospectus: for SRRIX, 2.45%; for ELUSX, 0.47%; for ELSMX, 0.73%; for ELINX, 0.70%; for ELISX, 0.99%; for ELMMX, 0.93%. Total Annual Fund Operating Expenses before fee waiver and/or expense reimbursement/(recoupment) as disclosed in the most recent prospectus: for SHRIX, 1.72%; for VRLIX, 1.28%; for AVRPX, 2.62%; for LENDX, 4.89%; for HOMEX, 2.79%. Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement/(recoupment) as disclosed in the most recent prospectus: for SHRIX, 1.67%; for VRLIX, 0.50%; for AVRPX, 2.62%; for LENDX, 4.97%; for HOMEX, 1.90%. Please see the financial highlights section of each Fund’s and each Portfolio’s shareholder report for more recent Fund Operating Expenses.

Information furnished by others, upon which all or portions of the information contained herein is based, is from sources believed to be reliable. Stone Ridge makes no representation as to the accuracy, adequacy or completeness of such information and it has accepted the information without further verification.

The information provided herein should not be construed in any way as tax, capital, accounting, legal or regulatory advice. Investors should seek independent legal and financial advice, including advice as to tax consequences, before making any investment decision. Opinions expressed are subject to change at any time and are not guaranteed and should not be considered investment advice.

The Funds’ and Portfolios’ investment objectives, risks, charges and expenses must be considered carefully before investing. The relevant prospectus contains this and other important information about the investment company. You can obtain an additional copy of the Funds’ and the Portfolios’ most recent periodic reports and certain other regulatory filings by calling 855-609-3680 or visiting www.stoneridgefunds.com for the Funds and www.elementsfunds.com for the Portfolios. The Funds’ and the Portfolios’ prospectuses, which include a statement of additional information, can be found by visiting:

Stone Ridge High Yield Reinsurance Risk Premium Fund1: Prospectus and SAI

Stone Ridge Reinsurance Risk Premium Interval Fund2: Prospectus and SAI

Stone Ridge Post-Event Reinsurance Fund2: Prospectus and SAI

Stone Ridge U.S. Hedged Equity Fund1: Prospectus, SAI and Supplement

Stone Ridge All Asset Variance Risk Premium Fund2: Prospectus and SAI

Stone Ridge Alternative Lending Risk Premium Fund2: Prospectus and SAI

Elements Portfolios1: Prospectus and SAI

Stone Ridge Residential Real Estate Income Fund I, Inc.2: Prospectus and SAI

1Open-end fund, 2Closed-end interval fund

The prospectuses should be read carefully before investing.

The Stone Ridge Funds (other than LIFEX) and the Elements Portfolios are distributed by ALPS Distributors, Inc. LIFEX is distributed by Stone Ridge Securities LLC. ALPS Distributors, Inc. is not affiliated with Stone Ridge Securities LLC or any other Stone Ridge entity.

Stone Ridge Funds	Annual Report	October 31, 2019

ALLOCATION OF PORTFOLIO HOLDINGS AT OCTOBER 31, 2019 (Unaudited)

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND PORTFOLIO ALLOCATION BY YEAR OF SCHEDULED MATURITY

2019	$33,794,376	0.7%

2020	199,352,812	4.3%

2021	209,566,289	4.5%

2022	142,682,094	3.1%

2023	170,768,394	3.7%

2024	10,309,980	0.2%

2025	7,006,399	0.2%

Not Applicable(1)	3,328,288,847	72.2%

Other(2)	513,029,098	11.1%
	$4,614,798,289

(1)	Preference shares and private fund units do not have maturity dates.
(2)	Cash, cash equivalents, short-term investments and other assets less liabilities.

FUND PERFORMANCE DATA (Unaudited)

Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Intercontinental Exchange (ICE) Bank of America (BofA) Merrill Lynch 3-Month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. Index figures do not reflect any deduction of fees, taxes or expenses, and are not available for investment.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED OCTOBER 31, 2019)
	1-year period ended 10/31/2019	5-year period ended 10/31/2019	Since Inception (12/9/13)

Stone Ridge Reinsurance Risk Premium Interval Fund	-8.30%	-0.49%	0.96%

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	2.40%	1.02%	0.87%

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Stone Ridge Reinsurance Risk Premium Interval Fund is designed to capture the reinsurance risk premium by investing in a broad set of reinsurance-related securities. For the twelve months ended October 31, 2019 the Fund’s total return was -8.30%. The Fund’s performance is largely based on the occurrence or non-occurrence of natural or non-natural catastrophe events or other loss events around the world, which impact the performance of reinsurance-related securities. The Fund’s exposures span many different regions and types of events covered. There were a number of natural and non-natural catastrophes around the world (most significantly the Camp and Woolsey wildfires in California, Hurricane Dorian, and Typhoons Faxai and Hagibis in Japan), along with deterioration in estimates for ultimate losses for events in prior periods, that negatively impacted many of the Fund’s risk exposures, and, therefore, negatively impacted Fund performance.

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2019

Consolidated Schedule of Investments	as of October 31, 2019

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	PRINCIPAL AMOUNT	VALUE
EVENT LINKED BONDS - 12.4%
Global - 5.1%
Earthquake - 0.4%
Acorn Re 2018-1 Class A (3 Month Libor USD + 2.750%), 11/10/2021 (a)(b)(c)(d)(e) (Cost: $6,413,000; Original Acquisition Date: 07/03/2018)	$6,413,000	$6,369,712
IBRD CAR 116 (3 Month Libor USD + 2.500%), 02/15/2021 (a)(b)(c)(d) (Cost: $5,128,476; Original Acquisition Date: 10/30/2019)	5,175,000	5,142,915
IBRD CAR 117 (3 Month Libor USD + 3.000%), 02/15/2021 (a)(b)(c)(d) (Cost: $2,339,518; Original Acquisition Date: 10/15/2019)	2,366,000	2,350,030
IBRD CAR 118-Class A (3 Month Libor USD + 2.500%), 02/14/2020 (a)(b)(c)(d) (Cost: $2,356,547; Original Acquisition Date: 10/17/2019)	2,363,000	2,356,738

		16,219,395

Mortality/Longevity/Disease - 0.1%
IBRD CAR 111-Class A (6 Month Libor USD + 6.900%), 07/15/2020 (a)(b)(c)(d)(f) (Cost: $5,034,000; Original Acquisition Date: 06/28/2017)	5,034,000	5,039,034
IBRD CAR 112-Class B (6 Month Libor USD + 11.500%), 07/15/2020 (a)(b)(c)(d)(f) (Cost: $629,000; Original Acquisition Date: 06/28/2017)	629,000	361,675

		5,400,709

Multiperil - 3.7%
Atlas Capital UK 2019 PLC 2019-1 (3 Month Libor USD + 11.750%), 06/07/2023 (a)(b)(c)(d) (Cost: $4,564,000; Original Acquisition Date: 05/24/2019)	4,564,000	4,664,636
Atlas IX 2015-1 (3 Month Libor USD + 0.100%), 01/07/2021 (a)(b)(c)(d) (Cost: $1,680,311; Original Acquisition Date: 06/16/2017)	1,680,200	1,428,170
Atlas IX 2016-1 (3 Month Libor USD + 7.960%), 01/08/2020 (a)(b)(c)(d) (Cost: $14,873,994; Original Acquisition Date: 05/24/2017)	14,802,000	14,835,305
Galilei Re 2016-1 Class D1 (6 Month Libor USD + 5.600%), 01/08/2020 (a)(b)(c)(d) (Cost: $1,010,936; Original Acquisition Date: 05/21/2019)	1,015,000	1,017,994

	PRINCIPAL AMOUNT	VALUE
Multiperil - 3.7% (continued)
Galilei Re 2016-1 Class E1 (6 Month Libor USD + 4.790%), 01/08/2020 (a)(b)(c)(d) (Cost: $1,517,589; Original Acquisition Date: 05/21/2019)	$1,523,000	$1,521,934
Galilei Re 2017-1 Class A-2 (6 Month Libor USD + 13.860%), 01/08/2021 (a)(b)(c)(d) (Cost: $5,250,000; Original Acquisition Date: 12/21/2016)	5,250,000	5,304,075
Galilei Re 2017-1 Class C-2 (6 Month Libor USD + 6.780%), 01/08/2021 (a)(b)(c)(d) (Cost: $16,000,000; Original Acquisition Date: 12/21/2016)	16,000,000	16,018,400
Galilei Re 2017-1 Class D-2 (6 Month Libor USD + 5.600%), 01/08/2021 (a)(b)(c)(d) (Cost: $8,000,000; Original Acquisition Date: 12/21/2016)	8,000,000	8,002,400
Galileo Re 2017-1 Class B (3 Month Libor USD + 17.500%), 11/06/2020 (a)(b)(c)(d) (Cost: $1,676,000; Original Acquisition Date: 10/30/2017)	1,676,000	1,680,442
Kendall Re 2018-1 Class A (3 Month Libor USD + 5.250%), 05/06/2021 (a)(b)(c)(d) (Cost: $5,203,515; Original Acquisition Date: 03/05/2019)	5,221,000	5,134,070
Kilimanjaro Re 2015-1 Class E (T-Bill 3 Month + 6.750%), 12/06/2019 (a)(b)(c)(d) (Cost: $2,967,800; Original Acquisition Date: 05/06/2016)	2,966,000	2,956,064
Kilimanjaro Re II 2017-1 Class A-1 (6 Month Libor USD + 10.610%), 04/20/2021 (a)(b)(c)(d) (Cost: $13,834,000; Original Acquisition Date: 04/06/2017)	13,834,000	14,009,000
Kilimanjaro Re II 2017-1 Class B-1 (6 Month Libor USD + 7.910%), 04/20/2021 (a)(b)(c)(d) (Cost: $28,300,618; Original Acquisition Date: 07/06/2018)	28,259,000	28,502,027
Kilimanjaro Re II 2017-1 Class C-1 (6 Month Libor USD + 6.300%), 04/20/2021 (a)(b)(c)(d) (Cost: $19,007,626; Original Acquisition Date: 07/10/2018)	18,973,000	19,155,141
Kilimanjaro Re II 2017-2 Class A-2 (6 Month Libor USD + 10.610%), 04/21/2022 (a)(b)(c)(d) (Cost: $5,929,000; Original Acquisition Date: 04/06/2017)	5,929,000	5,968,724

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2019

Consolidated Schedule of Investments	as of October 31, 2019

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	PRINCIPAL AMOUNT		VALUE
Multiperil - 3.7% (continued)
Kilimanjaro Re II 2017-2 Class B-2 (6 Month Libor USD + 7.910%), 04/21/2022 (a)(b)(c)(d) (Cost: $8,893,000; Original Acquisition Date: 04/06/2017)		$8,893,000	$8,904,116
Kilimanjaro Re II 2017-2 Class C-2 (6 Month Libor USD + 6.300%), 04/21/2022 (a)(b)(c)(d) (Cost: $6,640,000; Original Acquisition Date: 04/06/2017)		6,640,000	6,683,824
Loma Re 2013-1 Class C (T-Bill 3 Month + 0.500%), 01/08/2020 (a)(b)(c)(d)(f) (Cost: $1,739,000; Original Acquisition Date: 12/20/2013)		1,739,000	721,685
Northshore Re 2018-1 Class A (3 Month Libor USD + 7.990%), 07/08/2022 (a)(b)(c)(d) (Cost: $4,312,141; Original Acquisition Date: 05/03/2019)		4,342,000	4,334,402
Northshore Re II 2019-1 Class A (T-Bill 3 Month + 7.500%), 07/07/2023 (a)(b)(c)(d) (Cost: $3,905,000; Original Acquisition Date: 06/21/2019)		3,905,000	3,950,298
Queen Street Re XII (6 Month Libor USD + 5.250%), 04/08/2020 (a)(b)(c)(d) (Cost: $6,537,000; Original Acquisition Date: 05/13/2016)		6,537,000	6,565,436
Resilience Re Series 1711A 1.409%, 12/31/2020 (a)(d)(f)(g)(h) (Cost: $238,865; Original Acquisition Date: 02/06/2017)		25,000,000	4,469
Resilience Re Series 1741A 1.136%, 05/01/2020 (a)(d)(f)(g)(h) (Cost: $205,044; Original Acquisition Date: 04/10/2017)		75,000,000	66,881
Riverfront Re 2017-1 Class A (T-Bill 3 Month + 4.910%), 01/15/2021 (a)(b)(c)(d) (Cost: $9,196,662; Original Acquisition Date: 04/19/2018)		9,212,000	9,172,849

			170,602,342

Other - 0.8%
Horse Capital I DAC Class A (3 Month Euribor + 4.000%), 06/15/2020 (a)(b)(c)(d) (Cost: $6,052,186; Original Acquisition Date: 12/14/2016)	EUR	5,750,000	6,484,157

	PRINCIPAL AMOUNT		VALUE
Other - 0.8% (continued)
Horse Capital I DAC Class B (3 Month Euribor + 6.250%), 06/15/2020 (a)(b)(c)(d) (Cost: $4,736,493; Original Acquisition Date: 12/14/2016)	EUR	4,500,000	$5,089,614
Horse Capital I DAC Class C (3 Month Euribor + 12.000%), 06/15/2020 (a)(b)(c)(d) (Cost: $16,292,416; Original Acquisition Date: 09/21/2017)		14,750,000	16,872,630
Operational Re 5.378%, 04/08/2021 (a)(c)(d)(f) (Cost: $10,043,897; Original Acquisition Date: 05/19/2016)	CHF	9,953,000	10,156,878

			38,603,279

Windstorm - 0.1%
IBRD CAR 114-Class B (6 Month Libor USD + 9.300%), 12/20/2019 (a)(b)(c)(d) (Cost: $2,116,000; Original Acquisition Date: 07/24/2017)		$2,116,000	2,133,034
IBRD CAR 115-Class C (6 Month Libor USD + 5.900%), 12/20/2019 (a)(b)(c)(d) (Cost: $1,481,000; Original Acquisition Date: 07/24/2017)		1,481,000	1,477,371

			3,610,405

			234,436,130

Japan - 0.4%
Earthquake - 0.4%
Kizuna Re II 2018-1 Class B (T-Bill 3 Month + 2.500%), 04/11/2023 (a)(b)(c)(d)(e) (Cost: $388,000; Original Acquisition Date: 03/16/2018)		388,000	384,353
Nakama Re 2014-2 Class 2 (T-Bill 3 Month + 2.875%), 01/16/2020 (a)(b)(c)(d)(e) (Cost: $3,175,556; Original Acquisition Date: 09/12/2019)		3,178,000	3,169,101
Nakama Re 2015-1 Class 2 (T-Bill 3 Month + 3.250%), 01/14/2021 (a)(b)(c)(d) (Cost: $2,126,569; Original Acquisition Date: 05/03/2019)		2,132,000	2,130,081
Nakama Re 2016-1 Class 2 (6 Month Libor USD + 3.250%), 10/13/2021 (a)(b)(c)(d)(e) (Cost: $10,170,000; Original Acquisition Date: 09/21/2016)		10,170,000	10,088,640

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2019

Consolidated Schedule of Investments	as of October 31, 2019

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	PRINCIPAL AMOUNT	VALUE
Earthquake - 0.4% (continued)
Nakama Re 2018-1 Class 1 (3 Month Libor USD + 2.000%), 04/13/2023 (a)(b)(c)(d) (Cost: $1,728,304; Original Acquisition Date: 03/11/2019)	$1,744,000	$1,717,753
Nakama Re 2018-1 Class 2 (3 Month Libor USD + 3.000%), 04/13/2023 (a)(b)(c)(d) (Cost: $995,463; Original Acquisition Date: 05/02/2019)	1,009,000	995,429

		18,485,357

Windstorm (i) - 0.0%
Aozora Re 2016-1 A (6 Month Libor USD + 2.290%), 04/07/2020 (a)(b)(c)(d)(e) (Cost: $2,101,000; Original Acquisition Date: 03/23/2016)	2,101,000	2,015,595

		20,500,952

United States - 6.9%
Earthquake - 1.0%
Kilimanjaro Re 2014-2 Class C (T-Bill 3 Month + 3.750%), 11/25/2019 (a)(b)(c)(d) (Cost: $5,896,514; Original Acquisition Date: 05/03/2019)	5,899,000	5,873,929
Merna Re 2018-1 Class A (T-Bill 3 Month + 2.000%), 04/08/2021 (a)(b)(c)(d)(e) (Cost: $4,007,000; Original Acquisition Date: 03/26/2018)	4,007,000	3,990,371
Ursa Re 2016-1 Class A (T-Bill 3 Month + 4.000%), 12/10/2019 (a)(b)(c)(d) (Cost: $12,151,272; Original Acquisition Date: 07/23/2018)	12,152,000	12,105,823
Ursa Re 2017-1 Class B (T-Bill 3 Month + 3.500%), 05/27/2020 (a)(b)(c)(d)(e) (Cost: $8,724,513; Original Acquisition Date: 09/20/2017)	8,723,000	8,659,322
Ursa Re 2017-1 Class E (T-Bill 3 Month + 6.000%), 05/27/2020 (a)(b)(c)(d)(e) (Cost: $4,163,000; Original Acquisition Date: 05/10/2017)	4,163,000	4,113,044
Ursa Re 2018-1 Class D (T-Bill 3 Month + 5.100%), 09/24/2021 (a)(b)(c)(d)(e) (Cost: $12,708,000; Original Acquisition Date: 09/07/2018)	12,708,000	12,411,268

		47,153,757

Multiperil - 4.2%
Armor Re II 2018-1 Class A (T-Bill 3 Month + 3.840%), 06/08/2020 (a)(b)(c)(d) (Cost: $2,136,000; Original Acquisition Date: 04/10/2018)	2,136,000	2,156,185

	PRINCIPAL AMOUNT	VALUE
Multiperil - 4.2% (continued)
Armor Re II 2019-1 Class A (T-Bill 3 Month + 5.900%), 06/08/2022 (a)(b)(c)(d) (Cost: $3,411,000; Original Acquisition Date: 05/09/2019)	$3,411,000	$3,456,878
Bowline 2018-1 Class A (T-Bill 3 Month + 4.500%), 05/23/2022 (a)(b)(c)(d) (Cost: $6,294,000; Original Acquisition Date: 05/10/2018)	6,294,000	6,235,780
Bowline Re 2019-1 Class A (T-Bill 3 Month + 4.750%), 03/20/2023 (a)(b)(c)(d) (Cost: $3,983,000; Original Acquisition Date: 03/08/2019)	3,983,000	3,960,098
Bowline Re 2019-1 Class B (T-Bill 3 Month + 8.500%), 03/20/2023 (a)(b)(c)(d) (Cost: $3,236,000; Original Acquisition Date: 03/08/2019)	3,236,000	3,266,095
Buffalo Re 2017-1 Class A (6 Month Libor USD + 3.420%), 04/07/2020 (a)(b)(c)(d) (Cost: $2,636,461; Original Acquisition Date: 08/15/2017)	2,636,000	2,623,611
Buffalo Re 2017-1 Class B (6 Month Libor USD + 7.170%), 04/07/2020 (a)(b)(c)(d) (Cost: $3,000,000; Original Acquisition Date: 03/07/2017)	3,000,000	2,995,950
Caelus 2018-1 Class A (T-Bill 3 Month + 3.930%), 06/07/2021 (a)(b)(c)(d) (Cost: $2,681,000; Original Acquisition Date: 05/04/2018)	2,681,000	2,550,301
Caelus 2018-1 Class B (T-Bill 3 Month + 4.640%), 06/07/2021 (a)(b)(c)(d)(f) (Cost: $1,743,791; Original Acquisition Date: 07/24/2018)	1,745,000	1,641,783
Caelus 2018-1 Class C (T-Bill 3 Month + 7.820%), 06/07/2021 (a)(b)(c)(d)(f) (Cost: $3,218,000; Original Acquisition Date: 05/04/2018)	3,218,000	2,700,706
Caelus 2018-1 Class D (T-Bill 3 Month + 10.900%), 06/07/2021 (a)(b)(c)(d)(f) (Cost: $536,000; Original Acquisition Date: 05/04/2018)	536,000	339,342
Caelus Re IV 2016-1 Class A (T-Bill 3 Month + 5.250%), 03/06/2020 (a)(b)(c)(d) (Cost: $20,607,576; Original Acquisition Date: 07/11/2017)	20,605,000	20,814,141

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2019

Consolidated Schedule of Investments	as of October 31, 2019

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	PRINCIPAL AMOUNT	VALUE
Multiperil - 4.2% (continued)
Caelus Re V 2017-1 Class B (T-Bill 3 Month + 0.500%), 06/05/2020 (a)(b)(c)(d) (Cost: $4,953,000; Original Acquisition Date: 04/27/2017)	$4,953,000	$2,352,675
Caelus Re V 2017-1 Class C (T-Bill 3 Month + 0.500%), 06/05/2020 (a)(b)(c)(d)(f) (Cost: $3,170,000; Original Acquisition Date: 04/27/2017)	3,170,000	159
Caelus Re V 2017-1 Class D (T-Bill 3 Month + 0.500%), 06/05/2020 (a)(b)(c)(d)(f) (Cost: $1,757,917; Original Acquisition Date: 04/27/2017)	1,757,917	88
East Lane Re VI 2015-1 Class A (T-Bill 3 Month + 3.390%), 03/13/2020 (a)(b)(c)(d)(e) (Cost: $13,213,000; Original Acquisition Date: 03/02/2015)	13,213,000	13,275,762
Espada Reinsurance 2016-1 Class 20 (T-Bill 3 Month + 5.700%), 06/06/2020 (a)(b)(c)(d) (Cost: $3,215,000; Original Acquisition Date: 02/12/2016)	3,215,000	2,572,000
Fortius Re 2017-1 (6 Month Libor USD + 3.420%), 07/07/2021 (a)(b)(c)(d) (Cost: $740,000; Original Acquisition Date: 07/14/2017)	740,000	742,294
Kilimanjaro Re 2018-1 Class A-1 (3 Month Libor USD + 13.610%), 05/05/2023 (a)(b)(c)(d) (Cost: $1,203,000; Original Acquisition Date: 04/18/2018)	1,203,000	1,192,654
Kilimanjaro Re 2018-1 Class B-1 (3 Month Libor USD + 4.940%), 05/06/2022 (a)(b)(c)(d) (Cost: $4,945,000; Original Acquisition Date: 04/18/2018)	4,945,000	4,889,369
Kilimanjaro Re 2018-2 Class A-2 (3 Month Libor USD + 13.610%), 05/05/2023 (a)(b)(c)(d) (Cost: $1,203,000; Original Acquisition Date: 04/18/2018)	1,203,000	1,186,579
Kilimanjaro Re 2018-2 Class B-2 (3 Month Libor USD + 4.940%), 05/05/2023 (a)(b)(c)(d) (Cost: $4,945,000; Original Acquisition Date: 04/18/2018)	4,945,000	4,871,567
Long Point Re III 2018-1 Class A (T-Bill 3 Month + 2.750%), 06/01/2022 (a)(b)(c)(d)(e) (Cost: $6,041,111; Original Acquisition Date: 08/20/2019)	6,054,000	6,059,449

	PRINCIPAL AMOUNT	VALUE
Multiperil - 4.2% (continued)
Northshore Re II 2017-1 Class A (T-Bill 3 Month + 7.530%), 07/06/2020 (a)(b)(c)(d) (Cost: $14,296,545; Original Acquisition Date: 06/12/2019)	$14,317,000	$14,571,127
Residential Re 2014-I Class 10 (T-Bill 3 Month + 0.500%), 12/06/2019 (a)(b)(c)(d)(f) (Cost: $10,338,000; Original Acquisition Date: 05/22/2014)	10,338,000	2,585
Residential Re 2015-I Class 10 (T-Bill 3 Month + 10.970%), 12/06/2019 (a)(b)(c)(d)(f)(g) (Cost: $4,346,220; Original Acquisition Date: 05/21/2015)	4,346,220	258,165
Residential Re 2015-I Class 11 (T-Bill 3 Month + 0.750%), 12/06/2019 (a)(b)(c)(d) (Cost: $3,566,000; Original Acquisition Date: 05/21/2015)	3,566,000	3,030,743
Residential Re 2016-I Class 10 (T-Bill 3 Month + 10.560%), 06/06/2023 (a)(b)(c)(d)(f) (Cost: $4,609,000; Original Acquisition Date: 04/28/2016)	4,609,000	126,747
Residential Re 2016-I Class 11 (T-Bill 3 Month + 5.030%), 06/06/2022 (a)(b)(c)(d) (Cost: $5,926,000; Original Acquisition Date: 04/28/2016)	5,926,000	5,096,360
Residential Re 2016-I Class 13 (T-Bill 3 Month + 3.370%), 06/06/2023 (a)(b)(c)(d) (Cost: $724,262; Original Acquisition Date: 08/08/2019)	729,000	732,572
Residential Re 2016-II Class 3 (T-Bill 3 Month + 5.430%), 12/06/2023 (a)(b)(c)(d) (Cost: $1,500,000; Original Acquisition Date: 11/03/2016)	1,500,000	1,486,200
Residential Re 2016-II Class 4 (T-Bill 3 Month + 3.970%), 12/06/2023 (a)(b)(c)(d) (Cost: $1,250,000; Original Acquisition Date: 11/03/2016)	1,250,000	1,244,750
Residential Re 2017-I Class 11 (T-Bill 3 Month + 5.050%), 06/06/2024 (a)(b)(c)(d) (Cost: $6,731,000; Original Acquisition Date: 04/19/2017)	6,731,000	5,788,660
Residential Re 2018-I Class 13 (T-Bill 3 Month + 3.250%), 06/06/2025 (a)(b)(c)(d) (Cost: $7,103,000; Original Acquisition Date: 04/30/2018)	7,103,000	7,006,399

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2019

Consolidated Schedule of Investments	as of October 31, 2019

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	PRINCIPAL AMOUNT	VALUE
Multiperil - 4.2% (continued)
Residential Re 2019-I Class 12 (T-Bill 3 Month + 8.250%), 06/06/2023 (a)(b)(c)(d) (Cost: $505,000; Original Acquisition Date: 05/08/2019)	$505,000	$508,737
Residential Re 2019-I Class 13 (T-Bill 3 Month + 4.500%), 06/06/2023 (a)(b)(c)(d) (Cost: $758,000; Original Acquisition Date: 05/08/2019)	758,000	764,102
Sanders Re 2017-1 Class A (6 Month Libor USD + 2.990%), 12/06/2021 (a)(b)(c)(d) (Cost: $4,493,047; Original Acquisition Date: 09/04/2019)	4,573,000	4,505,320
Sanders Re 2017-2 Class A (6 Month Libor USD + 3.140%), 06/05/2020 (a)(b)(c)(d)(e) (Cost: $12,608,000; Original Acquisition Date: 05/24/2017)	12,608,000	12,708,234
Sanders Re 2018-1 Class A (T-Bill 3 Month + 5.500%), 04/07/2022 (a)(b)(c)(d) (Cost: $14,892,441; Original Acquisition Date: 09/11/2019)	15,079,000	14,793,253
Skyline Re 2017-1 Class 2 (T-Bill 3 Month + 12.000%), 06/06/2020 (a)(b)(c)(d)(f) (Cost: $8,000,000; Original Acquisition Date: 02/02/2017)	8,000,000	6,800,000
Spectrum Capital Ltd. 2017-1 A (6 Month Libor USD + 5.750%), 06/08/2021 (a)(b)(c)(d) (Cost: $2,343,000; Original Acquisition Date: 06/13/2017)	2,343,000	2,354,363
Spectrum Capital Ltd. 2017-1 B (6 Month Libor USD + 3.500%), 06/08/2021 (a)(b)(c)(d) (Cost: $12,097,000; Original Acquisition Date: 06/13/2017)	12,097,000	12,164,138
Tailwind Re 2017-1 Class B (T-Bill 3 Month + 8.630%), 01/08/2022 (a)(b)(c)(d) (Cost: $1,355,589; Original Acquisition Date: 08/02/2019)	1,366,000	1,379,387
Tailwind Re 2017-1 Class C (T-Bill 3 Month + 10.590%), 01/08/2022 (a)(b)(c)(d) (Cost: $578,159; Original Acquisition Date: 08/02/2019)	583,000	586,615
Torrey Pines Re 2017-1 Class B (6 Month Libor USD + 3.800%), 06/09/2020 (a)(b)(c)(d) (Cost: $4,784,773; Original Acquisition Date: 07/06/2018)	4,782,000	4,751,634

	PRINCIPAL AMOUNT	VALUE
Multiperil - 4.2% (continued)
Torrey Pines Re 2017-1 Class C (6 Month Libor USD + 6.690%), 06/09/2020 (a)(b)(c)(d) (Cost: $1,783,000; Original Acquisition Date: 04/27/2017)	$1,783,000	$1,802,970

		192,346,527

Windstorm - 1.7%
Alamo Re 2017-1 Class A (T-Bill 3 Month + 3.810%), 06/08/2020 (a)(b)(c)(d)(e) (Cost: $16,250,883; Original Acquisition Date: 09/13/2018)	16,242,000	16,399,547
Alamo Re 2018-1 Class A (T-Bill 3 Month + 3.480%), 06/07/2024 (a)(b)(c)(d) (Cost: $4,487,484; Original Acquisition Date: 03/26/2019)	4,506,000	4,521,320
Alamo Re 2019-1 Class A (T-Bill 3 Month + 4.500%), 06/08/2022 (a)(b)(c)(d) (Cost: $2,792,000; Original Acquisition Date: 05/21/2019)	2,792,000	2,815,592
Bonanza Re 2016-1 Class A (6 Month Libor USD + 3.370%), 12/31/2019 (a)(b)(c)(d) (Cost: $3,402,133; Original Acquisition Date: 10/29/2019)	3,407,000	3,389,965
Bonanza Re 2016-1 Class B (6 Month Libor USD + 4.370%), 12/31/2019 (a)(b)(c)(d) (Cost: $2,054,000; Original Acquisition Date: 11/28/2016)	2,054,000	2,048,043
Cape Lookout Re 2019-1 Class A (T-Bill 3 Month + 4.250%), 02/25/2022 (a)(b)(c)(d) (Cost: $12,735,349; Original Acquisition Date: 10/16/2019)	12,740,000	12,657,190
Cape Lookout Re 2019-2 Class A (T-Bill 3 Month + 6.750%), 05/09/2022 (a)(b)(c)(d) (Cost: $2,560,000; Original Acquisition Date: 06/14/2019)	2,560,000	2,577,536
Citrus Re 2015-1 Class B (T-Bill 3 Month + 0.500%), 04/09/2020 (a)(b)(c)(d)(f)(g) (Cost: $290,305; Original Acquisition Date: 04/01/2015)	290,305	86,758
Citrus Re 2016-1 Class D-50 (T-Bill 3 Month + 0.100%), 02/25/2021 (a)(b)(c)(d)(f)(g) (Cost: $6,637,209; Original Acquisition Date: 02/19/2016)	6,637,209	2,165,058
Citrus Re 2017-1 Class A (6 Month Libor USD + 5.310%), 03/18/2020 (a)(b)(c)(d)(f)(g) (Cost: $1,912,549; Original Acquisition Date: 03/06/2017)	1,912,549	407,182

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2019

Consolidated Schedule of Investments	as of October 31, 2019

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	PRINCIPAL AMOUNT	VALUE
Windstorm - 1.7% (continued)
Everglades Re II 2017-1 Class A (T-Bill 3 Month + 5.230%), 05/08/2020 (a)(b)(c)(d)(e) (Cost: $9,084,359; Original Acquisition Date: 07/10/2018)	$9,084,000	$9,168,027
Everglades Re II 2018-1 A (T-Bill 3 Month + 5.050%), 05/04/2021 (a)(b)(c)(d)(e) (Cost: $8,030,000; Original Acquisition Date: 05/09/2018)	8,030,000	8,030,401
First Coast Re 2019-1 Class A (T-Bill 3 Month + 5.250%), 06/07/2023 (a)(b)(c)(d) (Cost: $506,000; Original Acquisition Date: 05/16/2019)	506,000	511,364
Manatee Re II 2018-1 Class A (T-Bill 3 Month + 4.390%), 06/07/2021 (a)(b)(c)(d) (Cost: $2,504,000; Original Acquisition Date: 03/22/2018)	2,504,000	2,521,027
Manatee Re II 2018-1 Class B (T-Bill 3 Month + 8.340%), 06/07/2021 (a)(b)(c)(d) (Cost: $1,450,000; Original Acquisition Date: 03/22/2018)	1,450,000	1,456,090
Manatee Re III 2019-1 Class B (T-Bill 3 Month + 9.500%), 06/07/2022 (a)(b)(c)(d) (Cost: $507,000; Original Acquisition Date: 05/23/2019)	507,000	515,467
Matterhorn Re SR2019-1 Class A 6.165%, 12/07/2020 (a)(c)(d)(h) (Cost: $5,245,151; Original Acquisition Date: 06/14/2019)	5,608,000	5,291,709

		74,562,276

		314,062,560

TOTAL EVENT LINKED BONDS (Cost $606,345,138)		568,999,642

PARTICIPATION NOTES - 4.4%
Global - 4.4%
Multiperil - 4.4%
Alturas Re 2019-1 Class A 03/10/2023 (a)(c)(d)(f)(j) (Cost: $5,000,000; Original Acquisition Date: 12/20/2018)	5,000,000	5,259,500
Eden Re II 2018-1 Class A 03/22/2022 (a)(c)(d)(f)(g)(j) (Cost: $161,785; Original Acquisition Date: 12/15/2017)	161,785	583,143
Eden Re II 2018-1 Class B 03/22/2022 (a)(c)(d)(f)(g)(j) (Cost: $1,389,398; Original Acquisition Date: 12/27/2017)	1,389,398	7,130,812
Eden Re II 2019-1 Class B 03/22/2023 (a)(c)(d)(f)(g)(j) (Cost: $60,000,000; Original Acquisition Date: 12/19/2018)	60,000,000	65,210,494

	PRINCIPAL AMOUNT	VALUE
Multiperil - 4.4% (continued)
Limestone Re 2016-1 08/31/2021 (a)(d)(f)(g) (Cost: $759,960; Original Acquisition Date: 09/12/2017)	$782,000	$1,573,339
Limestone Re 2018-1 A 03/01/2022 (a)(c)(d)(f)(g)(j) (Cost: $112,999; Original Acquisition Date: 06/20/2018)	109,256	1,074,439
Limestone Re 2019-1 B 09/09/2022 (a)(c)(d)(f)(j) (Cost: $5,756,000; Original Acquisition Date: 12/24/2018)	5,756,000	6,209,285
Limestone Re 2019-2 B 03/01/2023 (a)(c)(d)(f)(j) (Cost: $10,278,000; Original Acquisition Date: 06/25/2019)	10,278,000	10,447,587
Sector Re V Series 7 Class C 12/01/2022 (a)(d)(f)(j) (Cost: $8,851,151; Original Acquisition Date: 12/04/2017)	8,851,151	3,199,903
Sector Re V Series 8 Class A 03/01/2023 (a)(d)(f)(j) (Cost: $6,570,427; Original Acquisition Date: 04/24/2018)	6,570,427	3,558,980
Sector Re V Series 8 Class B 03/01/2023 (a)(d)(f)(j) (Cost: $5,265,283; Original Acquisition Date: 04/24/2018)	5,265,283	2,852,059
Sector Re V Series 8 Class C 12/01/2023 (a)(d)(f)(j) (Cost: $12,000,000; Original Acquisition Date: 12/05/2018)	12,000,000	9,291,011
Sector Re V Series 8 Class D 12/01/2023 (a)(d)(f)(j) (Cost: $8,000,000; Original Acquisition Date: 12/07/2018)	8,000,000	6,194,008
Sector Re V Series 8 Class F 03/01/2023 (a)(d)(f) (Cost: $111,948; Original Acquisition Date: 04/24/2018)	111,948	5,623,148
Sector Re V Series 8 Class G 03/01/2023 (a)(d)(f) (Cost: $143,405; Original Acquisition Date: 04/24/2018)	143,405	5,200,552
Sector Re V Series 9 Class A 03/01/2023 (a)(d)(f)(j) (Cost: $11,404,247; Original Acquisition Date: 04/24/2019)	11,404,247	8,384,726
Sector Re V Series 9 Class B 03/01/2023 (a)(d)(f)(j) (Cost: $6,372,639; Original Acquisition Date: 04/24/2019)	6,372,639	4,684,076
Sector Re V Series 9 Class G 03/01/2023 (a)(d)(f)(j) (Cost: $11,170,004; Original Acquisition Date: 04/24/2019)	11,170,004	12,498,321

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2019

Consolidated Schedule of Investments	as of October 31, 2019

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	PRINCIPAL AMOUNT	VALUE
Multiperil - 4.4% (continued)
Versutus 2017 A-5 12/31/2019 (a)(d)(f)(g)(j) (Cost: $1,917,360; Original Acquisition Date: 12/28/2016)	$1,917,360	$518,652
Versutus 2018 A-5 12/31/2020 (a)(d)(f)(j) (Cost: $1,698,512; Original Acquisition Date: 12/15/2017)	1,221,938	—
Versutus 2019-B 12/31/2022 (a)(d)(f)(g)(j) (Cost: $35,000,000; Original Acquisition Date: 12/21/2018)	35,000,000	37,530,570
Williamsburg (Horseshoe Re) 08/31/2021 (a)(d)(f)(g) (Cost: $3,520,727; Original Acquisition Date: 12/15/2016)	3,518,000	7,456,097

TOTAL PARTICIPATION NOTES (Cost $195,483,845)		204,480,702

	SHARES	FAIR VALUE
PREFERENCE SHARES - 69.1%
Global - 67.5%
Marine/Energy - 0.0% (i)
Kauai (Artex Segregated Account Company) (a)(d)(f)(g)(j) (Cost: $28,939,747; Original Acquisition Date: 01/07/2016)	51,394	875,677

Multiperil - 67.5%
Altair Re V (a)(d)(f)(g)(j) (Cost: $19,028,677; Original Acquisition Date: 04/24/2017)	19,318	430,671
Altiplano (Mt. Logan Re) (a)(d)(f) (Cost: $33,500,000; Original Acquisition Date: 06/01/2018)	33,500	34,249,613
Arenal (Artex Segregated Account Company) (a)(d)(f)(g)(j) (Cost: $97,002,962; Original Acquisition Date: 12/22/2017)	165,450	75,059,311
Axis Ventures Re Cell 0006 (a)(d)(f)(g)(j) (Cost: $343,265,916; Original Acquisition Date: 01/11/2018)	3,283,301	347,201,056
Axis Ventures Re Cell 0007 (a)(d)(f)(g)(j) (Cost: $230,917,000; Original Acquisition Date: 01/25/2017)	2,309,170	204,350,944
Baldwin (Horseshoe Re) (a)(d)(f)(g)(j) (Cost: $86,474,020; Original Acquisition Date: 01/04/2018)	1,328,746	59,229,589
Biscayne (Artex Segregated Account Company) (a)(d)(f)(g)(j) (Cost: $42,481,718; Original Acquisition Date: 01/09/2018)	46,979	52,516,464
Bowery (Artex Segregated Account Company) (a)(d)(f)(g)(j) (Cost: $200,075,000; Original Acquisition Date: 09/29/2017)	200,075	170,617,198

	SHARES	FAIR VALUE
Multiperil - 67.5% (continued)
Cardinal Re 2015-1 (a)(d)(f)(g) (Cost: $82,493,681; Original Acquisition Date: 12/30/2015)	149	$81,685,513
Carlsbad 2 (Artex Segregated Account Company) (a)(d)(f)(g)(j) (Cost: $4,501,920; Original Acquisition Date: 12/22/2016)	190,319	19,673,904
Cumberland (Artex Segregated Account Company) (a)(d)(f)(g)(j) (Cost: $29,918,817; Original Acquisition Date: 09/15/2017)	28,898	17,416,136
Cypress (Horseshoe Re) (a)(d)(f)(g)(j) (Cost: $105,931,200; Original Acquisition Date: 09/29/2017)	125,090,500	98,528,908
Edmund 2 (Mt. Logan Re) (a)(d)(f)(g)(j) (Cost: $72,272,746; Original Acquisition Date: 10/31/2017)	72,273	53,210,455
Emerald Lake (Artex Segregated Account Company) (a)(d)(f)(g)(j) (Cost: $232,790,062; Original Acquisition Date: 12/17/2018)	504,899	189,312,117
Florblanca (Artex Segregated Account Company) (a)(d)(f)(g)(j) (Cost: $65,668,586; Original Acquisition Date: 12/21/2017)	77,550	66,656,379
Freeport (Horseshoe Re) (a)(d)(f)(g)(j) (Cost: $45,192,600; Original Acquisition Date: 04/04/2018)	750,718	14,944,410
Harambee Re 2017 (a)(d)(f)(g)(j) (Cost: $213,016; Original Acquisition Date: 12/20/2016)	459,944	496,991
Harambee Re 2018 (a)(d)(f)(g)(j) (Cost: $10,547,864; Original Acquisition Date: 12/15/2017)	10,547,864	6,896,193
Harambee Re 2019 (a)(d)(f)(g)(j) (Cost: $36,963,953; Original Acquisition Date: 12/21/2018)	36,963,953	40,993,430
Hatteras (Artex Segregated Account Company) (a)(d)(f)(g)(j) (Cost: $79,779,874; Original Acquisition Date: 04/11/2019)	77,632	61,730,927
Hudson Alexander (Mt. Logan Re) (a)(d)(f)(g)(j) (Cost: $40,000,000; Original Acquisition Date: 01/02/2014)	40,000	40,079,848
Hudson Charles (Mt. Logan Re) (a)(d)(f)(g)(j) (Cost: $33,802,339; Original Acquisition Date: 01/13/2017)	33,802	28,909,647
Hudson Charles 2 (Mt. Logan Re) (a)(d)(f)(g)(j) (Cost: $33,965,500; Original Acquisition Date: 03/31/2017)	33,966	27,595,189
Hudson Charles 3 (Mt. Logan Re) (a)(d)(f)(g)(j) (Cost: $14,650,000; Original Acquisition Date: 06/19/2014)	14,650	11,632,421

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2019

Consolidated Schedule of Investments	as of October 31, 2019

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	SHARES	FAIR VALUE
Multiperil - 67.5% (continued)
Hudson Charles 4 (Mt. Logan Re) (a)(d)(f)(g)(j) (Cost: $19,500,000; Original Acquisition Date: 02/07/2018)	19,500	$18,013,367
Hudson Paul (Mt. Logan Re) (a)(d)(f)(g)(j) (Cost: $30,000,000; Original Acquisition Date: 01/02/2014)	30,000	25,685,550
Hudson Paul 3 (Mt. Logan Re) (a)(d)(f)(g)(j) (Cost: $37,500,000; Original Acquisition Date: 03/31/2017)	37,500	30,911,434
Hudson Paul 4 (Mt. Logan Re) (a)(d)(f)(g)(j) (Cost: $2,800,000; Original Acquisition Date: 02/07/2018)	2,800	2,459,586
Iseo (Artex Segregated Account Company) (a)(d)(f)(g) (Cost: $0; Original Acquisition Date: 09/08/2017)	183,543	3,787,467
Kensington (Horseshoe Re) (a)(d)(f)(g) (Cost: $15,537,751; Original Acquisition Date: 08/16/2018)	362,101	35,246,312
Latigo (Artex Segregated Account Company) (a)(d)(f)(g)(j) (Cost: $108,423,863; Original Acquisition Date: 11/01/2018)	473	99,772,110
Lorimer (Horseshoe Re) (a)(d)(f)(g)(j) (Cost: $50,152,800; Original Acquisition Date: 01/03/2019)	501,528	52,656,713
LRe 2018 (Lorenz Re Ltd.) (a)(d)(f)(g)(j) (Cost: $7,447,261; Original Acquisition Date: 07/10/2018)	124,486	10,265,128
LRe 2019 (Lorenz Re Ltd.) (a)(d)(f)(g)(j) (Cost: $5,500,000; Original Acquisition Date: 07/30/2019)	55,000	5,627,510
Mackinac (Artex Segregated Account Company) (a)(d)(f)(g)(j) (Cost: $51,148,294; Original Acquisition Date: 01/09/2018)	55,584	58,845,899
Madison (Artex Segregated Account Company) (a)(d)(f)(g) (Cost: $72,024,783; Original Acquisition Date: 01/10/2018)	75,262	63,974,929
Malibu (Horseshoe Re) (a)(d)(f)(g)(j) (Cost: $14,718,603; Original Acquisition Date: 11/08/2017)	14,718,603	10,157,264
Mohonk (Artex Segregated Account Company) (a)(d)(f)(g)(j) (Cost: $77,159,598; Original Acquisition Date: 04/11/2019)	103	71,914,395
Mojave (Mt. Logan Re) (a)(d)(f)(g)(j) (Cost: $42,293,321; Original Acquisition Date: 01/13/2017)	42,293	31,998,670
Mojave 2 (Mt. Logan Re) (a)(d)(f)(g)(j) (Cost: $28,195,548; Original Acquisition Date: 01/13/2017)	28,196	21,332,447
Mulholland (Artex Segregated Account Company) (a)(d)(f)(g)(j) (Cost: $12,721,287; Original Acquisition Date: 12/31/2015)	114	237,264

	SHARES	FAIR VALUE
Multiperil - 67.5% (continued)
Pelham (Horseshoe Re) (a)(d)(f)(g)(j) (Cost: $28,610,185; Original Acquisition Date: 04/25/2018)	358,215	$7,123,796
Peregrine DRF (a)(d)(f)(g)(j) (Cost: $60,663,534; Original Acquisition Date: 12/22/2017)	7,124,652	42,283,696
Peregrine LCA (a)(d)(f)(g)(j) (Cost: $170,403,258; Original Acquisition Date: 12/22/2017)	20,312,345	170,888,083
Revelstoke (Artex Segregated Account Company) (a)(d)(f)(g) (Cost: $0; Original Acquisition Date: 01/19/2016)	15,350	243,506
Rondout (Artex Segregated Account Company) (a)(d)(f)(g)(j) (Cost: $187,610,512; Original Acquisition Date: 07/15/2019)	184,131	172,842,133
Skytop (Artex Segregated Account Company) (a)(d)(f)(g)(j) (Cost: $12,266,642; Original Acquisition Date: 12/18/2017)	210	27,923,780
SR0001 (Horseshoe Re) (a)(d)(f) (Cost: $0; Original Acquisition Date: 06/28/2016)	1,757	—
St. Kevins (Artex Segregated Account Company) (a)(d)(f)(g)(j) (Cost: $25,001,106; Original Acquisition Date: 06/27/2018)	42,944	10,240,121
Sugarloaf (Artex Segregated Account Company) (a)(d)(f)(g)(j) (Cost: $2,262,381; Original Acquisition Date: 01/12/2016)	19,288	15,423
Sussex (a)(d)(f)(g)(j) (Cost: $29,504,560; Original Acquisition Date: 12/22/2017)	35,000	30,137,366
Sussex Designated Investment Series (a)(d)(f)(g)(j) (Cost: $4,798,960; Original Acquisition Date: 01/22/2019)	4,790	3,172,965
Sussex Designated Investment Series May 2019 (a)(d)(f)(g)(j) (Cost: $1,378,482; Original Acquisition Date: 06/20/2019)	1,378	1,388,791
Sutton (Artex Segregated Account Company) (a)(d)(f)(g)(j) (Cost: $33,026,020; Original Acquisition Date: 03/24/2017)	42,693	766,236
Tallgrass (Mt. Logan Re) (a)(d)(f)(g)(j) (Cost: $37,500,000; Original Acquisition Date: 12/30/2014)	37,500	37,943,846
Tallgrass 2 (Mt. Logan Re) (a)(d)(f)(g) (Cost: $1,300,000; Original Acquisition Date: 02/07/2018)	1,300	1,328,187
Thopas Re 2018 (a)(d)(f)(g)(j) (Cost: $13,987,580; Original Acquisition Date: 12/08/2017)	139,876	4,256,840

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2019

Consolidated Schedule of Investments	as of October 31, 2019

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	SHARES	FAIR VALUE
Multiperil - 67.5% (continued)
Thopas Re 2019 (a)(d)(f)(g)(j) (Cost: $12,700,000; Original Acquisition Date: 12/21/2018)	127,000	$13,222,576
Turing Re 2017-1 (a)(d)(f)(g)(j) (Cost: $28,685,195; Original Acquisition Date: 05/23/2017)	400,000	4,862,704
Twin Lakes (Artex Segregated Account Company) (a)(d)(f)(g)(j) (Cost: $36,807,697; Original Acquisition Date: 12/28/2017)	86,107	43,900,800
Viribus Re 2018 (a)(d)(f)(g)(j) (Cost: $3,305,899; Original Acquisition Date: 12/22/2017)	6,050,000	1,705,616
Viribus Re 2019 (a)(d)(f)(g)(j) (Cost: $3,950,000; Original Acquisition Date: 12/26/2018)	3,852,711	4,778,009
Windsor (Horseshoe Re) (a)(d)(f)(g)(j) (Cost: $123,020,400; Original Acquisition Date: 12/29/2017)	1,230,204	142,834,264
Yellowstone (Artex Segregated Account Company) (a)(d)(f)(g)(j) (Cost: $0; Original Acquisition Date: 01/08/2014)	100	104,612
Yoho (Artex Segregated Account Company) (a)(d)(f)(g)(j) (Cost: $101,802,549; Original Acquisition Date: 04/13/2018)	260,742	72,924,969
Yorkville (Artex Segregated Account Company) (a)(d)(f)(g)(j) (Cost: $100,097,000; Original Acquisition Date: 05/31/2019)	100,097	72,684,951

		3,113,876,629

		3,114,752,306

United States - 1.6%
Multiperil - 0.6%
Peregrine PIF (a)(d)(f)(g)(j) (Cost: $47,563,563; Original Acquisition Date: 03/24/2017)	5,485,036	17,585,886
SR0005 (Horseshoe Re) (a)(d)(f)(g)(j) (Cost: $6,655,961; Original Acquisition Date: 04/15/2016)	6,966,774	333,897
Yosemite (Horseshoe Re) (a)(d)(f)(g)(j) (Cost: $11,964,100; Original Acquisition Date: 10/18/2018)	162,602	12,023,222

		29,943,005

Windstorm - 1.0%
Hermosa (Mt. Logan Re) (a)(d)(f)(j) (Cost: $43,551,601; Original Acquisition Date: 04/29/2016)	43,552	21,791,318
Hermosa 2 (Mt. Logan Re) (a)(d)(f)(j) (Cost: $28,598,631; Original Acquisition Date: 07/24/2018)	29,415	22,104,281

	SHARES	FAIR VALUE
Windstorm - 1.0% (continued)
SR0006 (Horseshoe Re) (a)(d)(f)(g)(j) (Cost: $2,520,649; Original Acquisition Date: 08/09/2016)	39,381,541	$203,170

		44,098,769

		74,041,774

TOTAL PREFERENCE SHARES (Cost $3,705,036,775)		3,188,794,080

PRIVATE FUND UNITS - 3.0%
Global - 3.0%
Multiperil - 3.0%
Aeolus Property Catastrophe J17 Keystone Fund (a)(d)(f)(g)(j) (Cost: $35,135,907; Original Acquisition Date: 01/20/2017)	40,163	28,343,199
Aeolus Property Catastrophe J18 Keystone Fund (a)(d)(f)(g)(j) (Cost: $52,994,821; Original Acquisition Date: 02/20/2018)	52,985	47,906,321
Aeolus Property Catastrophe J19 Keystone Fund (a)(d)(f)(g)(j) (Cost: $35,999,218; Original Acquisition Date: 01/14/2019)	35,999	39,229,705
Aeolus Property Catastrophe MY17 Keystone Fund (a)(d)(f)(g)(j) (Cost: $13,114,801; Original Acquisition Date: 07/06/2017)	13,115	8,602,246
Aeolus Property Catastrophe MY18 Keystone Fund (a)(d)(f)(g)(j) (Cost: $15,277,835; Original Acquisition Date: 07/17/2018)	15,278	15,413,296

TOTAL PRIVATE FUND UNITS (Cost $152,522,582)		139,494,767

LIMITED LIABILITY PARTNERSHIP - 0.0%
Operating Companies - 0.0%
Point Dume LLP (f)(g)		—

TOTAL LIMITED LIABILITY PARTNERSHIP (Cost $15,387,461)		—

SHORT-TERM INVESTMENTS - 6.9%
Money Market Fund - 3.4%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio - Institutional Class - 1.68% (k)	498,942	498,942
Fidelity Institutional Money Market Funds - Government Portfolio - Institutional Class - 1.73% (k)	37,798,506	37,798,506
Fidelity Institutional Money Market Funds - Treasury Only - Institutional Class - 1.71% (k)	498,942	498,942
First American Government Obligations Fund - Class Z - 1.75% (k)	603,103	603,103
First American Treasury Obligations Fund - Class Z - 1.74% (k)	603,103	603,103

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2019

Consolidated Schedule of Investments	as of October 31, 2019

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	SHARES	FAIR VALUE
Money Market Fund - 3.4% (continued)
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class - 1.73% (k)	38,424,837	$38,424,837
Short-Term Investments Trust - Treasury Portfolio - Institutional Class - 1.66% (k)	603,103	603,103
Vanguard Treasury Money Market Fund - Investor Class - 1.83% (k)	79,032,051	79,032,051

		158,062,587

	PRINCIPAL AMOUNT	FAIR VALUE
U.S. Treasury Bills - 3.5%
1.592%, 11/21/2019 (l)	$60,000,000	59,946,633
1.896%, 02/06/2020 (l)	100,000,000	99,589,744

		159,536,377

TOTAL SHORT-TERM INVESTMENTS (Cost $317,508,066)		317,598,964

TOTAL INVESTMENTS (Cost $4,992,283,867) - 95.8%		4,419,368,155

OTHER ASSETS IN EXCESS OF LIABILITIES - 4.2%		195,430,134

TOTAL NET ASSETS - 100.0%		$4,614,798,289

Principal amounts stated in U.S. dollars unless otherwise stated.

Country shown is geographic area of peril risk.

Percentages are stated a as percent of net assets.

(a)

Foreign issued security. Total foreign securities by country of domicile are $4,101,769,191. Foreign concentration is as follows: Bermuda: 85.6%, Cayman Islands: 1.7%, Ireland: 1.1%, Supranational: 0.4%, Great Britain: 0.1%, and Singapore: less than 0.1%.

(b)

Variable rate security. Reference rates as of October 31, 2019 are as follows: 3 Month Libor 1.90%, 6 Month Libor 1.92%, T-Bill 3 Month 1.48%, and 3 Month Euribor -0.39%. Actual reference rates may vary based on the reset date of the security.

(c)

Although security is restricted as to resale, the Fund’s Adviser has determined this security to be liquid based upon procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2019 was $664,843,552, which represented 14.4% of net assets.

(d)	Security is restricted as to resale.
(e)	All or a portion of the security is pledged as collateral for excess mortality swap.
(f)	Value determined using significant unobservable inputs.
(g)	Security is fair valued by the Adviser pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities is $3,374,209,694, which represents 73.1% of net assets.
(h)	Zero-coupon bond. The rate shown is the yield to maturity based upon original cost which may differ from current cost due to returns of capital received.
(i)	Rounds to zero.
(j)	Non-income producing security.
(k)	Rate shown is the 7-day effective yield.
(l)	Rate shown is the effective yield based on purchase price. The calculation assumes the security is held to maturity.

Excess Mortality Swaps

COUNTERPARTY	REFERENCE ENTITY	BUY/SELL PROTECTION	FINANCING RATE	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	MAXIMUM POTENTIAL FUTURE PAYMENT	UPFRONT PREMIUM PAID	UNREALIZED APPRECIATION
EXCESS MORTALITY SWAP CONTRACTS
Hannover Re (a)(b)	Custom Mortality Index	Sell	1.00%	Jan 15 2021	Quarterly	$100,000,000	$100,000,000	$—	$47,222

TOTAL EXCESS MORTALITY SWAP CONTRACTS									$47,222

(a)	Security is fair valued by the Adviser pursuant to procedures approved by the Board of Trustees. Value determined using significant unobservable inputs.
(b)	The mortality index value is based on the weighted mortality rates for males and females in the United States, United Kingdom, and Australia.

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2019

Consolidated Statement of Assets and Liabilities	October 31, 2019

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

ASSETS:
Investments, at fair value(1)	$4,419,368,155
Receivable for fund shares sold	1,027,183
Receivable for investment securities sold	15,504,141
Unrealized appreciation on swap contracts	47,222
Interest receivable	6,492,399
Collateral held for LLP(2)	182,611,515
Other assets	190,232

Total assets	4,625,240,847

LIABILITIES:
Payable for investment securities purchased	932,208
Payable to Adviser	7,951,527
Payable for Chief Compliance Officer compensation	1,528
Payable to Trustees	71,395
Accrued service fees	198,788
Accrued distribution and servicing fees	198,788
Payable to Custodian	24,308
Other accrued expenses	1,064,016

Total liabilities	10,442,558

Total net assets	$4,614,798,289

NET ASSETS CONSIST OF:
Capital stock	$5,650,569,473
Total distributable loss	(1,035,771,184)

Total net assets	$4,614,798,289

Net Assets	$4,614,798,289
Shares outstanding	560,874,594
Net asset value, offering and redemption price per share	$8.23

(1) Cost of Investments	$4,992,283,867
(2) Represents cash pledged as collateral for Point Dume LLP. The cash pledged as collateral is restricted as to withdrawal or use under the terms of a contractual agreement.

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2019

Consolidated Statement of Operations	For the Year Ended October 31, 2019

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

INVESTMENT INCOME:
Dividend income	$57,979,903
Interest income	54,322,312

Total investment income	112,302,215

EXPENSES:
Advisory fees (See Note 4)	100,751,968
Service fees	2,540,103
Distribution and service fees	2,540,103
Fund accounting and administration fees	2,366,485
Audit and tax related fees	608,608
Legal fees	563,867
Transfer agency fees and expenses	490,661
Federal and state registration fees	350,197
Trustees fees and expenses	286,373
Interest expense	224,965
Custody fees	209,392
Chief Compliance Officer compensation	46,528
Other expenses	1,707,194

Total expenses	112,686,444

Net investment loss	(384,229)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(143,690,339)
Foreign currency translation	(10,588)
Futures contracts	1,008,907
Swap contracts	1,013,889
Net change in unrealized appreciation (depreciation) on:
Investments	(340,554,687)
Foreign currency translation	12,037
Futures contracts	(1,175,466)

Net realized and unrealized loss	(483,396,247)

Net decrease in net assets resulting from operations	$(483,780,476)

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2019

Consolidated Statement of Changes in Net Assets

	STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	YEAR ENDED OCTOBER 31, 2019	YEAR ENDED OCTOBER 31, 2018

OPERATIONS:
Net investment loss	$(384,229)	$(6,941,743)
Net realized gain (loss) on:
Investments	(143,690,339)	(59,872,065)
Foreign currency translation	(10,588)	660,662
Futures contracts	1,008,907	2,419,544
Swap contracts	1,013,889	1,013,889
Net change in unrealized appreciation (depreciation) on:
Investments	(340,554,687)	86,459,698
Foreign currency translation	12,037	(399,836)
Futures contracts	(1,175,466)	(370,378)
Net increase (decrease) in net assets resulting from operations	(483,780,476)	22,969,771

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions	(119,035,401)	(4,563,668)
Total distributions	(119,035,401)	(4,563,668)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	409,028,176	1,952,441,437
Proceeds from shares issued to holders in reinvestment of dividends	97,593,038	3,877,132
Cost of shares redeemed	(1,264,749,512)	(1,016,518,230)
Net increase (decrease) in net assets from capital share transactions	(758,128,298)	939,800,339
Total increase (decrease) in net assets	(1,360,944,176)	958,206,442

NET ASSETS:
Beginning of year	5,975,742,465	5,017,536,023

End of year	$4,614,798,289	$5,975,742,465

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2019

Consolidated Statement of Cash Flows	For the Year Ended October 31, 2019

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(483,780,476)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net realized and unrealized loss:	484,372,747
Amortization and accretion of premium & discount	255,459
Changes in assets and liabilities:
Receivable for investment securities sold	(15,504,141)
Interest receivable	(358,930)
Payable to Adviser	(2,194,415)
Payable to Custodian	(41,975)
Payable to Trustees	(319)
Payable for investment securities purchased	932,208
Accrued distribution and servicing fees	(54,861)
Accrued service fees	(54,861)
Payable for Chief Compliance Officer compensation	1,068
Other accrued expenses	(198,684)
Other assets	86,365
Purchases of investments	(746,875,675)
Proceeds from sale of investments	1,789,817,580
Net purchases and sales of short-term investments	(127,196,231)
Net cash provided by operating activities	899,204,859

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares issued	411,023,181
Payment on shares redeemed	(1,264,749,512)
Cash distributions to shareholders	(21,442,363)
Loan withdrawals	208,475,000
Loan paydowns	(208,475,000)
Net cash used in financing activities	(875,168,694)
Net increase in cash and restricted cash	24,036,165
Cash and restricted cash, beginning of year	158,575,350
Cash and restricted cash, end of year	$182,611,515

SUPPLEMENTAL DISCLOSURES OF CASH FLOW AND NON-CASH INFORMATION:
Reinvested distributions	$97,593,038
Cash paid for interest on loans outstanding	$224,965

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2019

Consolidated Financial Highlights

	STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	YEAR ENDED OCTOBER 31, 2019	YEAR ENDED OCTOBER 31, 2018	YEAR ENDED OCTOBER 31, 2017	YEAR ENDED OCTOBER 31, 2016	YEAR ENDED OCTOBER 31, 2015

Per Share Data:
Net asset value, beginning of period	$9.18	$9.18	$10.71	$10.77	$10.84
Income (loss) from investment operations
Net investment income (loss)(1)	— (2)	(0.01)	0.39	0.24	0.34
Net realized and unrealized gains (losses)	(0.76)	0.02	(1.30)	0.55	0.51

Total from investment operations	(0.76)	0.01	(0.91)	0.79	0.85

Less distributions to shareholders
Dividends from net realized gains	—	(0.01)	—	—	—
Dividends from net investment income	(0.19)	—	(0.62)	(0.85)	(0.92)

Total distributions	(0.19)	(0.01)	(0.62)	(0.85)	(0.92)

Net asset value, end of period	$8.23	$9.18	$9.18	$10.71	$10.77

Total return(3)	(8.30)%	0.10%	(9.00)%	7.83%	8.33%

Supplemental Data and Ratios:
Net assets, end of period (000s)	$4,614,798	$5,975,742	$5,017,536	$3,495,575	$2,341,184
Ratio of expenses to average net assets	2.24%	2.27%	2.26%	2.26%	2.29%
Ratio of net investment income (loss) to average net assets	(0.01)%	(0.12)%	3.87%	2.34%	3.29%
Portfolio turnover rate	16.11%	15.45%	28.91%	28.57%	14.04%

(1)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(2)	Rounds to zero.
(3)	Total return represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all dividends and distributions).

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2019

Notes to Consolidated Financial Statements	October 31, 2019

1. Organization

Stone Ridge Trust II (the “Trust”) was organized as a Delaware statutory trust on July 17, 2013, and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a continuously-offered diversified closed-end management investment company issuing shares. As of October 31, 2019, the Trust consisted of one series: the Stone Ridge Reinsurance Risk Premium Interval Fund (the “Fund”). The Fund commenced operations on December 9, 2013. The Fund offers one class of shares to investors with no front-end or back-end sales charges, a 0.05% fee paid pursuant to the Distribution and Servicing Plan (as discussed below), a 0.05% fee paid pursuant to the Services Agreement (as discussed below), and no repurchase fee. The Trust’s Amended and Restated Agreement and Declaration of Trust authorizes the issuance of an unlimited number of shares.

The Fund has an interval fund structure pursuant to which the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding shares at net asset value (“NAV”) subject to approval of the Board of Trustees (the “Board”). In all cases, such repurchase offers will be for at least 5% and not more than 25% of the Fund’s outstanding shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. If the repurchase offer is oversubscribed, the Fund may, in its sole discretion, repurchase an additional number of shares not to exceed 2% of the shares outstanding on the repurchase request deadline. Notwithstanding the foregoing, under certain circumstances, the Fund may, in its discretion, accept shares tendered by shareholders who own fewer than 100 shares and tender all of their shares for repurchase in a repurchase offer. In that case, these shares would be accepted before prorating the shares tendered by other shareholders. In addition, if a repurchase offer is oversubscribed, the Fund may offer to repurchase additional shares in an amount determined by the Board that are tendered by an estate (an “Estate Offer”). If an Estate Offer is oversubscribed, the Fund will repurchase such shares on a pro rata basis. As a result, there can be no assurance that the Fund will be able to repurchase all of the shares tendered in an Estate Offer. If the Fund repurchases any shares pursuant to an Estate Offer, this will not affect the number of shares that it repurchases from other shareholders in the quarterly repurchase offers. The Fund’s shares are not listed, and the Fund does not currently intend to list its shares for trading on any national securities exchange. The shares are therefore illiquid. Even though the Fund makes quarterly repurchase offers to repurchase a portion of the shares to provide liquidity to shareholders, shareholders should consider the shares to be illiquid. There is not expected to be any secondary trading market in the shares.

The Fund’s investment objective is to achieve long-term capital appreciation. The Fund pursues its investment objective primarily by investing in reinsurance-related securities, including event-linked bonds, preference shares, participation notes or private fund units issued in connection with quota shares (“Quota Share Notes”), and, to a lesser extent, preference shares, participation notes or private fund units issued in connection with excess-of-loss, stop-loss or other non-proportional reinsurance (“Excess of Loss Notes”), preference shares, participation notes or private fund units issued in connection with industry loss warranties (“ILW Notes”) event-linked swaps and equity securities (publicly or privately offered) or the derivatives of equity securities of companies in the reinsurance and insurance industry (collectively, “reinsurance-related securities”).

The consolidated financial statements include the accounts of Stone Ridge Reinsurance Risk Premium Interval Sub Fund Ltd and Point Dume Holdings Ltd (each a “Subsidiary”), each a wholly-owned and controlled subsidiary of the Fund. All intercompany accounts and transactions have been eliminated in consolidation. Each Subsidiary acts as an investment vehicle in order to invest in derivative or insurance-related instruments consistent with the Fund’s investment objectives and policies. As of October 31, 2019, the Subsidiaries’ net assets were $186,718,926, which represented 4.0% of the Fund’s net assets.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and applies specific accounting and financial reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Topic 946, Financial Services — Investment Companies.

Stone Ridge Funds	Annual Report	October 31, 2019

Notes to Consolidated Financial Statements	October 31, 2019

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. The Fund has early adopted this standard effective October 31, 2018, and the changes are incorporated into the financial statements.

(a) Investment Valuation and Fair Value Measurement The Board has approved procedures pursuant to which the Fund values its investments (the “Valuation Procedures”). The Board has established an Adviser Valuation Committee made up of employees of Stone Ridge Asset Management LLC (the “Adviser”) to which the Board has delegated responsibility for overseeing the implementation of the Valuation Procedures and fair value determinations made on behalf of the Board.

Listed below is a summary of certain of the methods generally used currently to value investments of the Fund under the Valuation Procedures:

With respect to pricing of insurance-linked securities (including participation notes and preference shares) for which at least one designated independent broker provides a price, that price (or, if multiple designated independent brokers provide a price, the average of such prices) will be used to value the security. The Fund typically utilizes an independent data delivery vendor to obtain the prices, average them and communicate the resulting value to the Administrator. If no designated independent broker provides a price for the security in question, the Adviser Valuation Committee will generally utilize prices provided by one or more other brokers that the Adviser has approved to value the security. For certain securities, an administrator or third-party manager may regularly provide net asset values that may be used to determine the price at which an investor can subscribe for or redeem an investment in that security, subject to any relevant restrictions on the timing of such subscriptions or redemptions. The Adviser Valuation Committee will generally rely upon such valuations, with any necessary adjustment to reflect relevant corporate actions (e.g., dividends paid but not yet reflected in the reported net asset value).

Short-term debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of 60 days or less, are generally valued at amortized cost which approximates fair value.

Other debt securities, including corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities in each case having a remaining maturity in excess of 60 days, loans, mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities (except event-linked bonds) are valued by an independent pricing service at an evaluated (or estimated) mean between the closing bid and asked prices.

For investments in open-end management companies that are registered under the 1940 Act, the value of the shares of such funds is calculated based upon the NAV per share of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Equity securities (other than insurance-linked securities that are valued pursuant to the valuation methods described above) are valued at the last sale, official close or if there are no reported sales at the mean between the bid and asked price on the primary exchange on which they are traded. The values of the Fund’s investments in publicly-traded foreign equity securities generally will be the closing or final trading prices in the local trading markets but may be adjusted based on values determined by a pricing service using pricing models designed to estimate changes in the values of those securities between the times in which the trading in those securities is substantially completed and the close of the New York Stock Exchange (“NYSE”).

Exchange-traded derivatives, such as options and futures contracts, are valued at the settlement price on the exchange or mean of the bid and asked prices.

Non-exchange traded derivatives, including over-the-counter (“OTC”) options, are generally valued on the basis of valuations provided by a pricing service or using quotes provided by a broker/dealer (typically the counterparty).

Stone Ridge Funds	Annual Report	October 31, 2019

Notes to Consolidated Financial Statements	October 31, 2019

If market quotations are not readily available or available market quotations or other information are deemed to be unreliable by the Adviser Valuation Committee, and if the valuation of the applicable instrument is not covered by the valuation methods described above or if the valuation methods are described above, but such methods are deemed unreliable by the Adviser Valuation Committee, then such instruments will be valued as determined in good faith by the Adviser Valuation Committee. In these circumstances, the Fund determines fair value in a manner that seeks to reflect the market value of the security on the valuation date based on consideration by the Adviser Valuation Committee of any information or factors it deems appropriate. For purposes of determining the fair value of securities, the Adviser Valuation Committee may generally consider, without limitation: (i) indications or quotes from brokers, insurance companies, reinsurance companies or other third-party sources; (ii) valuations provided by a third-party pricing agent; (iii) internal models that take into consideration different factors determined to be relevant by the Adviser; or (iv) any combination of the above.

Fair value pricing may require subjective determinations about the value of a portfolio instrument. Fair values may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by the Fund. It is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

A substantial portion of the Fund’s investments are U.S. dollar denominated investments. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold. The value of investments traded in markets outside the U.S. or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed, and the NAV of the Fund’s shares may change on days when an investor is not able to purchase shares or sell shares in connection with a periodic repurchase offer. The calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

The Fund adheres to authoritative fair valuation accounting standards that set out a hierarchy for measuring fair valuation inputs. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to significant unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

Level 1 Inputs: quoted prices (unadjusted) in active markets for identical assets or liabilities that the Fund can access at the measurement date;

Level 2 Inputs: inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly including inputs in markets that are not considered to be active or in active markets for similar assets or liabilities, observable inputs other than quoted prices and inputs that are not directly observable but are corroborated by observable market data;

Level 3 Inputs: significant unobservable inputs for the asset or liability.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Adviser’s perceived risk of that instrument.

Stone Ridge Funds	Annual Report	October 31, 2019

Notes to Consolidated Financial Statements	October 31, 2019

There were transfers between Level 2 and Level 3 during the reporting period. The transfers from Level 2 to Level 3 occurred because there is no longer observable market data for these securities for the year ended October 31, 2019. The following table summarizes the inputs used to value the Fund’s investments as of October 31, 2019:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets
Event-Linked Bonds
Global	$—	$218,085,508	$16,350,622	$234,436,130
Japan	—	20,500,952	—	20,500,952
United States	—	299,533,987	14,528,573	314,062,560
Total Event-Linked Bonds	—	538,120,447	30,879,195	568,999,642
Participation Notes(1)			204,480,702	204,480,702
Preference Shares
Global	—	—	3,114,752,306	3,114,752,306
United States	—	—	74,041,774	74,041,774
Total Preference Shares	—	—	3,188,794,080	3,188,794,080
Private Fund Units(1)	—	—	139,494,767	139,494,767
Limited Liability Partnership(1)	—	—	—	—
Short-Term Investments
Money Market Funds	158,062,587	—	—	158,062,587
U.S. Treasury Bills	—	159,536,377	—	159,536,377
Total Short-Term Investments	158,062,587	159,536,377	—	317,598,964

Total Assets	$158,062,587	$697,656,824	$3,563,648,744	$4,419,368,155
Other Financial Instruments*
Unrealized appreciation on swap contracts	$—	$—	$47,222	$47,222

Total	$—	$—	$47,222	$47,222

*	Other financial instruments are derivatives, such as swap contracts. These instruments are reflected at the unrealized appreciation on the instrument.
(1)	For further security characteristics, see the Fund’s Consolidated Schedule of Investments.

Below is a reconciliation that details the activity of securities in Level 3 during the year ended October 31, 2019:

	EVENT-LINKED BONDS	PARTICIPATION NOTES	PREFERENCE SHARES	PRIVATE FUND UNITS	LIMITED LIABILITY PARTNERSHIP	SWAP CONTRACTS
Beginning Balance—November 1, 2018	$42,353,466	$445,961,733	$4,300,433,629	$300,226,463	$—	$47,222
Acquisitions	—	165,348,936	395,370,823	35,999,218	5,360,191	—
Dispositions	(6,695,060)	(390,530,335)	(441,082,917)	(164,129,842)	—	—
Realized losses	(5,316,794)	(18,471,248)	(77,271,151)	(18,200,522)	—	—
Return of capital	(21,298,807)	(16,033,937)	(633,709,238)	—	—	—
Change in unrealized appreciation/ (depreciation)	8,072,181	18,205,553	(354,947,066)	(14,400,550)	(5,360,191)	—
Transfers in/(out) of Level 3	13,764,209	—	—	—	—	—
Ending Balance—October 31, 2019	$30,879,195	$204,480,702	$3,188,794,080	$139,494,767	$—	$47,222

Stone Ridge Funds	Annual Report	October 31, 2019

Notes to Consolidated Financial Statements	October 31, 2019

As of October 31, 2019, the change in unrealized appreciation (depreciation) on positions still held in the Fund was $5,476,049 for Event-Linked Bonds, $(14,654,685) for Participation Notes, $(400,155,705) for Preference Shares, $(14,022,127) for Private Fund Units, $(5,360,191) for Limited Liability Partnerships, and $0 for Swap Contracts.

Unobservable inputs included original transaction price, losses from severe weather events, other natural and non-natural catastrophes and insurance and reinsurance premiums. Significant decreases in premiums or increases in losses related to severe weather or other natural and non-natural catastrophes in isolation would result in a significantly lower fair value measurement. Participation notes, preference shares, and private fund units are monitored daily for significant events that could affect the value of the instruments.

The following table summarizes the quantitative inputs used for investments categorized as Level 3 of the fair value hierarchy as of October 31, 2019:

TYPE OF SECURITY	INDUSTRY	FAIR VALUE AT 10/31/2019	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS	RANGE	WEIGHTED AVERAGE(1)
Event-Linked Bonds	Financial Services	$71,350	Insurance industry loss model	Estimated losses: Estimated premiums earned:	$2.2MM-$8.9MM $2.0MM-$8.9MM	$ $	8.5MM 8.4MM

Participation Notes	Financial Services	$121,077,546	Insurance industry loss model	Estimated losses: Estimated premiums earned:	$0.0MM-$19.3MM $0.8MM-$29.8MM	$ $	4.7MM 9.7MM

Preference Shares	Financial Services	$3,110,648,868	Insurance industry loss model	Estimated losses: Estimated premiums earned:	$0.0MM-$134.2MM $0.0MM-$221.3MM	$ $	33.6MM 49.7MM

Private Fund Units	Financial Services	$139,494,767	Insurance industry loss model	Estimated losses: Estimated premiums earned:	$4.9MM-$61.1MM $9.4MM-$26.9MM	$ $	28.8MM 18.7MM

(1)	Weighed by relative fair value.

The Level 3 securities listed above were fair valued by the Adviser Valuation Committee. Other Level 3 securities not listed above were fair valued by the Adviser Valuation Committee or priced using an indicative bid and have a value equal to $30,807,845 for Event-Linked Bonds, $83,403,156 for Participation Notes, $78,145,212 for Preference Shares, $0 for Private Fund Units, $0 for Limited Liability Partnership and $47,222 for Swap Contracts.

Derivative Transactions — The Fund engaged in derivatives for hedging and speculative purposes during the period ended October 31, 2019. The use of derivatives included futures and swap contracts.

Futures Contracts — The Fund purchases and sells futures contracts and has held futures contracts during the period ended October 31, 2019. The Fund uses futures contracts to hedge interest rate and foreign exchange rate exposure. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Upon entering into a contract, the Fund deposits and maintains as collateral, an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. Variation margin is settled daily. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. In connection with physically-settled futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. The amount of the segregated assets is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. The average notional amount of futures contracts during the year ended October 31, 2019, was $0 for long contracts and $5,946,246 for short contracts.

Options — The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. The Fund may write put and call options to earn premium income, but the Fund did not write call or put options during the year ended October 31, 2019. With options, there is minimal counterparty credit risk to the Fund since

Stone Ridge Funds	Annual Report	October 31, 2019

Notes to Consolidated Financial Statements	October 31, 2019

options are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. OTC options are customized agreements between the parties. With OTC options, there is no clearinghouse guarantee against default, thus OTC options are subject to the risk that the counterparty will not fulfill its obligations under the contract.

As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during or at the expiration of the exercise period. As a writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during or at the expiration of the exercise period. The premium that the Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of the option.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (the exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during or at the expiration of the exercise period. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Fund realizes a gain or loss from the sale of the security (or closing of the short sale).

Options on indices (including weather indices) are similar to options on securities, except that upon exercise index options require cash payments and do not involve the actual purchase or sale of securities.

Excess Mortality Swaps — The Fund entered into excess mortality swaps in order to gain exposure to reinsurance-related risks tied to population mortality experience. In an excess mortality swap, the protection buyer pays periodic premiums in exchange for a potential payment from the seller of protection if the specified mortality index exceeds a set value during an agreed upon period. During the year ended, October 31, 2019 the average notional amount of excess mortality swaps was $100,000,000 for contracts in which the Fund sold protection and is collateralized by event-linked bonds.

The table below reflects the values of derivative assets as reflected in the Consolidated Statement of Assets and Liabilities for the period ended October 31, 2019.

	ASSET DERIVATIVES
	CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Swaps
Excess mortality contracts	Unrealized appreciation on swap contracts*	$47,222

Total		$47,222

*	Reflects cumulative unrealized appreciation of swap contracts as reported in the Consolidated Schedule of Investments.

The tables below reflect the effect of derivative instruments on the Consolidated Statement of Operations for the year ended October 31, 2019.

AMOUNT OF REALIZED GAIN ON DERIVATIVES TRANSACTIONS
	FUTURES CONTRACTS	SWAP CONTRACTS	TOTAL
Foreign exchange contracts	$1,008,907	$—	$1,008,907
Excess mortality contracts	—	1,013,889	1,013,889

	$1,008,907	$1,013,889	$2,022,796

Stone Ridge Funds	Annual Report	October 31, 2019

Notes to Consolidated Financial Statements	October 31, 2019

CHANGE IN UNREALIZED DEPRECIATION ON DERIVATIVES TRANSACTIONS
	FUTURES CONTRACTS	SWAP CONTRACTS	TOTAL
Foreign exchange contracts	$(1,175,466)	$—	$(1,175,466)
Excess mortality contracts	—	—	—

	$(1,175,466)	$—	$(1,175,466)

(b) Use of Estimates The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(c) Offsetting on the Consolidated Statement of Assets and Liabilities Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset on the Consolidated Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. In addition, in January 2013, the FASB issued Accounting Standards Update No. 2013-1 “Clarifying the Scope of Offsetting Assets and Liabilities” (“ASU 2013-1”), specifying exactly which transactions are subject to offsetting disclosures. The scope of the disclosure requirement is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities lending transactions. The International Swap and Derivative Association (“ISDA”) agreements specify collateral posting arrangements. Under the agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under an agreement with a counterparty in a given account exceeds a specified threshold.

As of October 31, 2019, the Fund is not subject to any Master Netting Arrangements.

(d) Indemnifications In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements cannot be known; however, the Fund expects any risk of loss to be remote.

(e) Federal Income Taxes The Fund qualifies and intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. As a RIC, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required.

(f) Event-Linked Bonds Event-linked bonds are variable rate debt securities for which the return of principal and payment of interest are contingent on the non-occurrence of a specified trigger event(s) that leads to economic and/or human loss, such as an earthquake of a particular magnitude or a hurricane of a specific category. The most common type of event-linked bonds is known as “catastrophe” or “CAT” bonds. In most cases, the trigger event(s) will not be deemed to have occurred unless the event(s) happened in a particular geographic area and was of a certain magnitude (based on independent scientific readings) and/or caused a certain amount of actual or modeled loss. If the trigger event(s) occurs prior to a bond’s maturity, the Fund may lose all or a portion of its principal and forgo additional interest. In this regard, event-linked bonds typically have a special condition that states that if the sponsor suffers a loss from a particular pre-defined catastrophe or other event that results in physical and/or economic loss, then the issuer’s obligation to pay interest and/or repay the principal is either deferred or completely forgiven. For example, if the Fund holds a bond that covers a sponsor’s losses due to a hurricane with a “trigger” at $1 billion and a hurricane hits causing $1 billion or more in losses to such sponsor, then the Fund will lose all or a portion of its principal invested in the bond and forgo any future interest payments. If the trigger event(s) does not occur, the Fund will recover its principal plus interest. Interest typically accrues and is paid on a quarterly basis for the specified duration of the bond, as long as the trigger event(s) does not occur. Although principal typically is repaid only on the maturity date, it may be repaid in installments, depending on the terms of the bond, as long as the trigger event(s) does not occur. The Fund may invest in event-linked bonds directly or indirectly through certain derivative instruments. The Fund may pursue other types of

Stone Ridge Funds	Annual Report	October 31, 2019

Notes to Consolidated Financial Statements	October 31, 2019

event-linked derivative strategies using derivative instruments that are typically contingent, or formulaically related to defined trigger events. Trigger events may include hurricanes, earthquakes and weather-related phenomena, non-natural catastrophes, such as plane crashes, or other events resulting in a specified level of physical or economic loss, such as mortality or longevity.

(g) Quota Share Notes Investments in Quota Share Notes provide exposure to a form of proportional reinsurance in which an investor participates in the premiums and losses of a reinsurer’s portfolio according to a pre-defined percentage. For example, under a 20% quota-share agreement, a special purpose vehicle (“SPV”) would obtain 20% of all premiums of the subject portfolio while being responsible for 20% of all claims, and the Fund, as holder of a Quota Share Note issued by the SPV, would be entitled to its pro rata share of the premiums received by the SPV and would be responsible for its pro rata share of the claims up to the total amount invested.

(h) Excess of Loss Notes Excess of Loss Notes provide exposure to a form of reinsurance pursuant to which one party (typically an insurer or reinsurer) purchases protection against losses that exceed a specified threshold up to a set limit. For example, under such an arrangement, an insurer may have a book of business with $6 billion of total risk in respect of large, catastrophic losses. The insurer can purchase per-occurrence excess-of-loss reinsurance protection from an SPV for 40% of single-event losses the insurer suffers between $4 billion and $5 billion by paying the SPV a fixed premium. In this example, if the insurer suffered a loss of $5 billion due to one event, it would cover the first $4 billion itself (the amount it retained) and file a reinsurance claim with the SPV to pay 40% of the further $1 billion in losses (i.e., $400 million) and pay the remaining $600 million itself. If the insurer had losses of $6 billion, it would cover the first $4 billion itself, look to the SPV to pay 40% of $1 billion (again paying the $600 million itself) and would further retain the obligation to pay the additional $1 billion that exceeds the reinsurance coverage. The “trigger” for this type of reinsurance contract would be losses in excess of the specified amount.

(i) ILW Notes ILW Notes provide exposure to a transaction through which one party (typically, an insurance company or reinsurance company, or a reinsurance-related asset manager) purchases protection based on the total loss arising from a catastrophic event to the entire insurance industry rather than the losses of any particular insurer. For example, the buyer of a “$100 million limit U.S. Wind ILW attaching at $20 billion” will pay an upfront premium to a protection writer (i.e., the reinsurer or an SPV) and in return will receive $100 million if total losses to the insurance industry from a single U.S. hurricane exceed $20 billion. The industry loss ($20 billion in this case) is often referred to as the “trigger” and is reported by an independent third party after an event has occurred. The amount of protection offered by the contract ($100 million in this case) is referred to as the “limit.” ILW Notes could also provide exposure to transactions linked to an index not linked to insurance industry losses, such as wind speed or earthquake magnitude and location. The Fund, as holder of an ILW Note, would be entitled to a return linked to the premium paid by the sponsor and the occurrence or non-occurrence of the trigger event.

(j) Distributions to Shareholders The Fund intends to distribute to its shareholders any net investment income and any net realized long- or short-term capital gains, if any, at least annually. Distributions are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from GAAP.

(k) Foreign Securities and Currency Transactions The Fund’s books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The Fund does not isolate that portion of results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

The Fund may invest in reinsurance-related securities issued by foreign sovereigns and foreign entities that are corporations, partnerships, trusts or other types of business entities. Because the majority of reinsurance-related security issuers are domiciled outside the United States, the Fund will normally invest significant amounts of its assets in non-U.S. entities. Accordingly, the Fund may invest without limitation in securities issued by non-U.S. entities, including those in emerging market countries. Certain SPVs in which the Fund invests may be sponsored by non-U.S. insurers that are not subject to the same regulation as that to which U.S. insurers are subject. Such SPVs may pose a greater risk of loss, for example due to less stringent underwriting and/or risk-retention requirements. The Fund’s investments will

Stone Ridge Funds	Annual Report	October 31, 2019

Notes to Consolidated Financial Statements	October 31, 2019

consist partially of event-linked bonds, Quota Share Notes, Excess of Loss Notes and ILW Notes that provide the Fund with contractual rights under the terms of the bond issuance. While the contractual rights of such instruments are similar whether they are issued by a U.S. issuer or a non-U.S. issuer, there may be certain additional risks associated with non-U.S. issuers. For example, foreign issuers could be affected by factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, potential difficulties in enforcing contractual obligations, and increased costs to enforce applicable contractual obligations outside the United States. Fluctuations in foreign currency exchange rates and exchange controls may adversely affect the market value of the Fund’s investments in foreign securities. Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Fund’s assets.

(l) Other Investment transactions are recorded on the trade date. Dividend income, less any foreign tax withheld, is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method.

(m) Restricted Securities The Fund may invest a substantial portion of its assets in securities that are restricted, but eligible for purchase and sale by certain qualified institutional buyers, as defined in Rule 144A under the Securities Act of 1933, as amended, as well as other restricted securities. Restricted securities may be resold in transactions that are exempt from registration under Federal securities laws or if the securities are publicly registered. Restricted securities may be deemed illiquid.

3. Federal Tax Matters

Provisions for federal income taxes or excise taxes have not been made because the Fund intends to be taxed as a Regulated Investment Company and intends to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to RICs. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. The reclassifications have no effect on net assets or NAV per share.

For the year ended October 31, 2019, the effect of permanent “book/tax” reclassifications resulted in increases and decreases to components of the Fund’s net assets as follows:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID IN CAPITAL
Reinsurance Risk Premium Interval Fund	$44,146,789	$(44,146,788)	$(1)

These differences primarily relate to treatment of realized foreign currency gains/(losses), investment in passive foreign investment companies and controlled foreign corporations, tax treatment of swap contracts, and timing in recognition of investment interest income.

As of October 31, 2019, the components of accumulated earnings (losses) for income tax purposes were as follows:

Tax cost of investments	5,439,556,161
Unrealized appreciation	123,188,395
Unrealized depreciation	(947,828,137)
Net unrealized appreciation (depreciation)	(824,639,742)
Undistributed ordinary income	42,855,060
Undistributed long-term gains/(capital loss carryover)	(258,613,412)
Distributable loss	(215,758,352)
Other accumulated earnings	4,626,910
Total accumulated loss	(1,035,771,184)

Stone Ridge Funds	Annual Report	October 31, 2019

Notes to Consolidated Financial Statements	October 31, 2019

The difference between book-basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to mark-to-market adjustments on passive foreign investment companies, investments in controlled foreign corporations and subsidiary, and differences in amortization of interest income between book and tax.

The tax character of distributions paid during the year ended October 31, 2019 was as follows:

	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL	TOTAL
Reinsurance Risk Premium Interval Fund	$119,035,401	$—	$—	$119,035,401

The tax character of distributions paid during the year ended October 31, 2018 was as follows:

	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL	TOTAL
Reinsurance Risk Premium Interval Fund	$—	$4,563,668	$—	$4,563,668

At October 31, 2019 the Fund had tax basis capital losses which may be carried forward indefinitely to offset future capital gains as shown below:

	SHORT-TERM	LONG-TERM	TOTAL
Reinsurance Risk Premium Interval Fund	$(16,004,692)	$(242,608,719)	$(258,613,411)

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2019 or for any other tax years which are open for exam. As of October 31, 2019, open tax years include the periods ended October 31, 2017, 2018 and 2019. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the year, the Fund did not incur any interest or penalties.

4. Agreements

(a) Investment Management Agreement The Adviser is the investment adviser of the Fund and was organized as a Delaware limited liability company in 2012. The Adviser’s primary business is to provide a variety of investment management services, including an investment program for the Fund.

As compensation for its services, the Adviser is paid by the Fund a fee, computed daily and paid monthly in arrears at the annual rate of 2.00% of the Fund’s average daily net assets.

(b) Custodian, Administrator, and Transfer Agent The custodian to the Fund is U.S. Bank, N.A. The administrator and transfer agent to the Fund is U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, an affiliate of U.S. Bank, N.A.

(c) Distributor ALPS Distributors, Inc. (the “Distributor”) serves as the Fund’s distributor.

5. Services Agreement

Servicing fees and distribution fees may be paid pursuant to a Distribution and Servicing Plan dated as of March 1, 2018 at the maximum annual rate of 0.05% and servicing fees may be paid pursuant to an amended and restated Services Agreement between the Fund and the Adviser dated as of March 1, 2018, under which the Fund has appointed the Adviser as “servicing agent” to compensate financial intermediaries at an annual rate of 0.05%, in each case, calculated as a percentage of the Fund’s average daily net assets. These fees are paid out of the Fund’s assets on an ongoing basis and may be administered or facilitated by the Distributor. Intermediaries generally receive payments pursuant to both the Distribution and Servicing Plan and the Services Agreement. The Adviser performs certain services and incurs certain expenses through its employees who are registered representatives of a broker-dealer with respect to the promotion of the Fund’s Shares and the Adviser also performs certain services in connection with the servicing of shareholders. If amounts remain from the servicing fees and/or any distribution fees after the intermediaries have been paid, such amounts may be used to compensate the Adviser for the services it provides and for the expenses it bears.

Stone Ridge Funds	Annual Report	October 31, 2019

Notes to Consolidated Financial Statements	October 31, 2019

The Distributor does not retain any portion of any servicing fees or distribution fees. To the extent that there are expenses associated with shareholder services that exceed the amounts payable pursuant to the Services Agreement or the Distribution and Servicing Plan, the Fund will bear such expenses.

6. Related Parties

Certain officers of the Trust are also employees of the Adviser. The officers, with the exception of the Chief Compliance Officer, are not compensated by the Trust. The Trust pays a portion of the Chief Compliance Officer’s salary.

7. Investment Transactions

For the year ended October 31, 2019, aggregate purchases and sales of securities (excluding short-term securities) by the Fund were $746,875,675 and $1,103,193,229, respectively. The Fund did not have any purchases or sales of long-term U.S. government securities during the year ended October 31, 2019.

8. Capital Share Transactions

	YEAR ENDED OCTOBER 31, 2019	YEAR ENDED OCTOBER 31, 2018
Shares sold	49,659,412	216,441,265
Shares issued to holders in reinvestment of dividends	11,673,808	428,412
Shares repurchased	(151,665,540)	(112,172,761)
Net increase (decrease) in shares	(90,332,320)	104,696,916
Shares outstanding:
Beginning of year	651,206,915	546,509,999
End of year	560,874,595	651,206,915

The shares repurchased were done so in accordance with Section 23(c) of the 1940 Act as follows:

REPURCHASE REQUEST DEADLINE	REPURCHASE OFFER AMOUNT (SHARES)	SHARES TENDERED
November 9, 2018(1)	32,585,542	32,628,695
February 22, 2019(1)	32,588,608	39,105,840
May 24, 2019(1)	31,371,601	39,150,574
August 23, 2019(1)	29,731,532	37,360,996

(1)

In connection with the Repurchase Request Deadline on November 9, 2018, February 22, 2019, May 24, 2019 and August 23, 2019, the Fund repurchased an additional amount, less than 0.01%, 1.0%, 1.2% and 1.3%, respectively, of the shares outstanding on the Repurchase Request Deadline, in order to accommodate shareholder repurchasing requests.

9. Line of Credit

As of October 31, 2019, the Fund had an uncommitted line of credit (the “Line”) with U.S. Bank N.A. The Line is for liquidity in connection with shareholder redemptions and portfolio timing differences. Borrowings under the Line must be secured by Fund assets and the Line has a maximum withdrawal capacity of the lesser of 10% of the net market value of the sum of the collateral pledged to U.S. Bank N.A at the time of any new borrowing for any period after the new borrowing or $375,000,000 (the “Maximum Line”). Amounts outstanding under the Line can exceed 10% (up to 15%) of the net market value of collateral pledged if such excess is not due to a new borrowing request, provided that any subsequent borrowing request cannot result in amounts outstanding to exceed the original 10% threshold. The Line has a maturity date of April 17, 2020 and is reviewed annually by the Board of Trustees. During the year ended October 31, 2019, the Fund’s maximum borrowing was $112,000,000 and average borrowing was $5,163,904. This borrowing resulted in interest expenses of $224,965 at a weighted average interest rate of 4.30%. These amounts are included in Interest Expense on the Fund’s Consolidated Statement of Operations. As of October 31, 2019, the Fund did not have an outstanding loan balance.

10. Subsequent Events Evaluation

In preparing these consolidated financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the consolidated financial statements were available to be issued. The evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

Stone Ridge Funds	Annual Report	October 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Stone Ridge Reinsurance Risk Premium Interval Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Stone Ridge Reinsurance Risk Premium Interval Fund (the “Fund”) (the sole series constituting Stone Ridge Trust II (the “Trust”)), including the consolidated schedule of investments, as of October 31, 2019, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (the sole series constituting Stone Ridge Trust II) at October 31, 2019, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Stone Ridge investment companies since 2013.

Minneapolis, Minnesota

December 30, 2019

Stone Ridge Funds	Annual Report	October 31, 2019

Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees, distribution and/or shareholder servicing fees and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019 through October 31, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged for wire redemptions by the Fund’s transfer agent. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example For Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other fund. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relevant total cost of owning different funds.

	BEGINNING ACCOUNT VALUE MAY 1, 2019	ENDING ACCOUNT VALUE OCTOBER 31, 2019	EXPENSES PAID DURING PERIOD* MAY 1, 2019 – OCTOBER 31, 2019
Actual	$1,000.00	$1,014.80	$11.22
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.06	$11.22

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 2.21%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the partial year period.

Stone Ridge Funds	Annual Report	October 31, 2019

Additional Information (Unaudited)

1. Board Approval of the Continuation of the Investment Management Agreement

Throughout the year, the Board of Trustees (the “Board”) of Stone Ridge Trust II (the “Trust”), including the members of the Board who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), considers matters bearing on the investment management agreement (the “Agreement”) between Stone Ridge Asset Management LLC (the “Adviser”) and the Trust, on behalf of Stone Ridge Reinsurance Risk Premium Interval Fund (the “Fund”). On an annual basis, the Board, including the Independent Trustees, holds an in-person meeting to determine whether to approve the continuation, ordinarily for an additional one-year period, of the Agreement.

At an in-person meeting held on October 28, 2019, the Board, including a majority of the Independent Trustees, considered and approved the continuation for a one-year period of the Agreement between the Adviser and the Trust on behalf of the Fund. Prior to the meeting, the Independent Trustees received a memorandum from independent counsel describing their responsibilities in connection with the approval of the Agreement. In evaluating the Agreement, the Board considered information and materials furnished by the Adviser in advance of and at the meeting and was afforded the opportunity to request additional information and to ask questions of the Adviser to obtain information that it believed to be reasonably necessary to evaluate the terms of the Agreement.

The Board’s consideration of the Agreement included but was not limited to: (1) the nature, extent, and quality of the services provided by the Adviser; (2) the investment performance of the Fund and the Adviser; (3) the cost of the services provided and the profits and other benefits realized by the Adviser from its relationship with the Fund; and (4) the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect such economies of scale for the benefit of shareholders of the Fund. In determining whether to approve the continuation of the Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative; individual trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

In considering the nature, extent, and quality of the services provided by the Adviser, the Board considered the investment management services provided by the Adviser, including the management of the Fund’s portfolio in accordance with its investment objective, investment policies, investment restrictions and applicable law; the unique and complex nature of the Fund’s investment program in the registered fund space; investment selection and monitoring; selection of trading counterparties and order management; the creation and implementation of ongoing analytical and risk management strategies; the Adviser’s investment in infrastructure, technology, proprietary software and personnel needed to implement the Fund’s investment program; and the oversight and/or implementation of policies and procedures necessary to fulfill these responsibilities. The Board also considered other services provided by the Adviser, including monitoring potential conflicts of interest and maintaining regulatory compliance programs for the Fund. Additionally, the Board considered the operational support and oversight provided by the Adviser’s personnel in connection with the Fund’s repurchase offers. The Board considered the qualifications and professional backgrounds of the Adviser’s personnel who provide significant advisory or other services to the Fund under the Agreement and analyzed the Adviser’s ongoing ability to service the Fund through such personnel. Based on this and related information, the Board, including the Independent Trustees, concluded that the nature, extent and quality of services supported the continuation of the Agreement.

In considering the investment performance of the Fund and the Adviser, the Board reviewed information provided by the Adviser relating to the Fund’s performance together with the performance of the Fund’s corresponding indexes for the 1 month, 3 month, 6 month, 1 year, 3 year and 5 year periods ended August 31, 2019 as well as for the period ended August 31, 2019 since the Fund’s inception. The Board also considered the performance information for any comparable registered investment funds managed by the Adviser, as well as performance information for the institutional class of other interval funds listed on EDGAR with greater than $125 million in assets, regardless of their strategies, as determined by the Adviser in consultation with the Fund’s third-party administrator (the “peer group”). The Adviser, in consultation with the Fund’s third-party administrator, supplemented this peer group with funds from Morningstar’s U.S. open-end multi-alternative funds category with greater than $1 billion in assets. The Board considered the performance information for select interval funds that the Adviser believes are the most comparable registered investment funds to the Fund. The Board also considered the Adviser’s explanation that it does not manage any other accounts with strategies similar to that of the Fund and that there are very few funds that follow investment strategies similar to that of the Fund due to the unique nature of the Fund’s investment strategy among registered funds as well as its structure as an interval fund, thus making it difficult to identify appropriate peer groups for the Fund. The Board, including the Independent Trustees, concluded that the Fund’s performance in light of all relevant factors supported the renewal of the Agreement.

Stone Ridge Funds	Annual Report	October 31, 2019

Additional Information (Unaudited)

In considering the cost of services provided and the benefits realized by the Adviser from its relationship with the Fund, the Board analyzed the fees paid under the Agreement and the expense ratio for the Fund, and also compared this data against the corresponding information for the funds in the peer group. The Board took into consideration information provided by the Adviser relating to the Adviser’s financial health, profitability and the benefits that the Adviser derives from the Agreement. The Board also noted that the Adviser may receive reputational benefits from its relationship with the Fund. Based on the foregoing information and other factors deemed relevant, the Board, including the Independent Trustees, concluded that the management fee arrangements applicable to the Fund pursuant to the Agreement were fair and reasonable and that the costs of the services the Adviser provided and the related benefits to the Adviser in respect of its relationship with the Fund supported the continuation of the Agreement.

Finally, the Board considered the extent to which economies of scale in the provision of services by the Adviser would be realized as the Fund grows and whether the Fund’s fee levels reflect such economies of scale, such as through breakpoints in the investment management fee or through expense waiver and/or limitation agreements. The Board noted the Adviser’s view that, given the unique nature of the Fund’s reinsurance investment program, the Adviser does not yet benefit from economies of scale in managing the Fund’s assets and may not in the future. After reviewing this and related information, the Board, including the Independent Trustees, concluded that the extent to which economies of scale currently are shared with the Fund supported the continuation of the Agreement.

Based on a consideration and evaluation of all factors deemed to be relevant, including the foregoing matters and the Board’s determination that the continuation of the Agreement was in the best interests of the shareholders, the Board, including the Independent Trustees, concluded that the Agreement should be continued for a one-year period.

2. Disclosure Regarding Fund Trustees and Officers

Independent Trustees
NAME (YEAR OF BIRTH)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(1)	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY TRUSTEE(2)	OTHER DIRECTORSHIPS / TRUSTEESHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
Jeffery Ekberg (1965)	Trustee	since 2016	Self-employed (personal investing) since 2011; Principal, TPG Capital, L.P. (private equity firm) until 2011; Chief Financial Officer, Newbridge Capital, LLC (subsidiary of TPG Capital, L.P.) until 2011	13	None.

Daniel Charney (1970)	Trustee	since 2016	Co-President, Cowen and Company, Cowen, Inc. (financial services firm) since 2012	13	None.

Interested Trustee
NAME (YEAR OF BIRTH)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(1)	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY TRUSTEE(2)	OTHER DIRECTORSHIPS / TRUSTEESHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
Ross Stevens(3) (1969)	Trustee, Chairman	since 2016	Founder and Chief Executive Officer of Stone Ridge since 2012	13	None.

(1)	Each Trustee serves until resignation or removal from the Board.
(2)

The Fund Complex includes the Trust and Stone Ridge Trust, Stone Ridge Trust III, Stone Ridge Trust IV, Stone Ridge Trust V, Stone Ridge Trust VI and Stone Ridge Residential Real Estate Income Fund I, Inc., other investment companies managed by the Adviser.

(3)	Mr. Stevens is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his position with the Adviser.

Stone Ridge Funds	Annual Report	October 31, 2019

Additional Information (Unaudited)

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available free of charge upon request by calling the Fund toll free at 1.855.609.3680

Officers of the Trust
NAME (YEAR OF BIRTH) AND ADDRESS(1)(2)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(3)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Ross Stevens (1969)	President, Chief Executive Officer and Principal Executive Officer	since 2015	Founder of Stone Ridge Asset Management LLC, Chief Executive Officer and President of the Adviser, since 2012.

Lauren D. Macioce (1978)	Chief Compliance Officer, Secretary, Chief Legal Officer and Anti-Money Laundering Compliance Officer	since 2016	General Counsel and Chief Compliance Officer of the Adviser, since 2016; prior to that Associate at Ropes & Gray LLP (law firm).

Anthony Zuco (1975)	Treasurer, Principal Financial Officer, Chief Financial Officer and Chief Accounting Officer	since 2018	Supervising Fund Controller at the Adviser, since 2015; prior to that Controller at Owl Creek Asset Management L.P. (investment advisory firm).

Alexander Nyren (1980)	Assistant Secretary	since 2018	Head of Reinsurance of the Adviser, since 2018; member of Reinsurance portfolio management team at the Adviser, since 2013.

David Thomas (1980)	Assistant Treasurer	since 2018	Member of Operations at the Adviser, since 2015; prior to that member of Operations at KCG holdings, Inc. (financial services firm).

Leson Lee (1975)	Assistant Treasurer	since 2019	Member of Operations at the Adviser, since 2018; prior to that Treasury Manager at Eton Park Capital Management (investment advisory firm).

Cathleen Hu (1983)	Assistant Treasurer	since 2019	Member of Operations at the Adviser, since 2015; prior to that Clearing Manager at KCG Holdings, Inc. (financial services firm).

(1)	Each Officer’s mailing address is c/o Stone Ridge Asset Management LLC, 510 Madison Avenue, 21st Floor, New York, NY 10022.
(2)	Each of the Officers is an affiliated person of the Adviser as a result of his or her position with the Adviser.
(3)	The term of office of each Officer is indefinite.

3. Shareholder Notification of Federal Tax Status

For fiscal year ended October 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

PERCENTAGES
Reinsurance Risk Premium Interval Fund	0.00%

Stone Ridge Funds	Annual Report	October 31, 2019

Additional Information (Unaudited)

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended October 31, 2019 was as follows:

PERCENTAGES
Reinsurance Risk Premium Interval Fund	0.00%

The percentage of taxable ordinary income distributions designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the fiscal period ended October 31, 2019 was as follows:

PERCENTAGES
Reinsurance Risk Premium Interval Fund	0.00%

The percentage of taxable ordinary income distributions designated as interest related dividends under Internal Revenue Section 871(k)(1)(C) for the fiscal period ended October 31, 2019 was as follows:

PERCENTAGES
Reinsurance Risk Premium Interval Fund	0.56%

Shareholders should not use the above information to prepare their tax returns. Since the Fund’s fiscal year is not the calendar year, another notification is available with respect to calendar year 2019. Such notification, which reflects the amount to be used by calendar year taxpayers on their Federal income tax returns, will be made in conjunction with shareholder year-end tax reporting in February 2020. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

4. Availability of Quarterly Portfolio Holdings Schedules

The Fund is required to file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s fillings on Part F of Form N-PORT are available without charge, upon request on the SEC’s website, www.sec.gov, or by calling 1.855.609.3680.

5. Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge by calling 1.855.609.3680 and on the SEC’s website, www.sec.gov. The Fund is required to file how it voted proxies related to portfolio securities during the most recent 12-month period ended June 30. The information is available without charge, upon request by calling 1.855.609.3680 and on the SEC’s website, www.sec.gov.

Stone Ridge Funds	Annual Report	October 31, 2019

Investment Adviser

Stone Ridge Asset Management, LLC

510 Madison Avenue, 21st Floor

New York, NY 10022

Independent Registered Public Accounting Firm

Ernst & Young LLP

220 South 6th Street

Minneapolis, MN 55402

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Custodian

U.S. Bank, N.A.

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53212

Distributor

ALPS Distributors, Inc.

1290 Broadway #1100

Denver, CO 80203

Administrator, Transfer Agent and Dividend Disbursing Agent

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202

Stone Ridge Funds P.O. Box 701 Milwaukee, WI 53201-0701 855-609-3680 www.stoneridgefunds.com	YQANNU

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Jeffery Ekberg is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not included as “audit services.” “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including review of the Fund’s tax returns, asset diversification and income testing, excise taxes, and fiscal year end income calculations. “All other fees” refer to the aggregate fees for products and services provided by the principal accountant, other than the services reported in the foregoing three categories. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2019	FYE 10/31/2018
Audit Fees	$191,444	$198,944
Audit-Related Fees	$7,500	$0
Tax Fees	$40,319	$37,519
All Other Fees	$0	$0

To the extent required by applicable law, pre-approval by the audit committee is needed for all audit and permissible non-audit services rendered to the registrant and all permissible non-audit services rendered to Stone Ridge Asset Management LLC (the “Adviser”) or to various entities either controlling, controlled by, or under common control with the Adviser that provide ongoing services to the registrant if the services relate directly to the operations and financial reporting of the registrant. Pre-approval is currently on an engagement-by-engagement basis. The percentage of fees billed by Ernst & Young, LLP applicable to non-audit services that were

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approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits waiver of pre-approval, if certain conditions are satisfied) were as follows:

	FYE 10/31/2019	FYE 10/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant for the last two fiscal years of the registrant. The audit committee of the board of trustees has considered whether the provision of any non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2019	FYE 10/31/2018
Registrant	$40,319	$37,519
Registrant’s Investment Adviser	$194,971	$182,600

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

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STONE RIDGE ASSET MANAGEMENT LLC

PROXY VOTING POLICIES AND PROCEDURES

I. Governing Standards

The Registered Funds have delegated to the Adviser the responsibility for voting Fund securities. Private Funds may delegate such responsibility to the Adviser. As a fiduciary, an investment adviser with proxy voting authority has a duty to monitor corporate events and to vote proxies, as well as a duty to cast votes in the best interest of clients and not subrogate client interests to its own interests. The Adviser has adopted these written proxy voting policies and procedures (the “Proxy Policy”) as required under Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy, which has been designed to ensure that the Adviser votes proxies in the best interest of its clients and provides clients with information about how their proxies are voted, contains procedures to mitigate conflicts of interests between clients and the Adviser and its affiliated persons1 when voting proxies.

For the avoidance of doubt, the Proxy Policy applies to shareholder votes and consents that the Adviser has authority to exercise on behalf of a Fund, including votes and consents for private entities that do not involve proxies. All references to votes by proxy in this Proxy Policy shall be interpreted to include both votes by proxy and votes and consents that do not involve proxies.

II. Policy

The Proxy Policy applies to those client accounts that contain voting securities and for which the Adviser has been delegated the authority to vote client proxies. When voting proxies for client accounts, the Adviser’s primary objective is to make voting decisions solely in the best interest of all clients for which it manages assets. The Adviser has selected an unaffiliated third party proxy research and voting service, Institutional Shareholder Services Inc. (“ISS” or “Proxy Voting Service”), to assist it in researching, recordkeeping and voting of proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to the Adviser as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to an applicable set of guidelines, the ISS’ Proxy Voting Summary Guidelines (“ISS Guidelines”). The ISS Guidelines are intended to provide a general overview by highlighting the key policies that ISS applies to companies listed in the applicable geographic region. However, ISS’ analysis is on a case-by-case basis, taking into consideration sector, industry and business performance factors. These guidelines have been approved by the Adviser and, although the Adviser intends to vote consistently with the voting recommendation of the Proxy Voting Service, upon the recommendation of the applicable portfolio managers, the Adviser may determine to override any recommendation made by the

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A firm’s affiliated persons are defined in this Proxy Policy to include: (1) all officers, partners, directors (or any person performing similar functions); (2) all persons directly or indirectly controlling, controlled by or under common control with the adviser; and (3) all current employees.

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Proxy Voting Service or abstain from voting. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, as in the case of votes involving private issuers, the Adviser may determine to vote on the proposals directly and will do so in a manner consistent with the principles set forth in this Proxy Policy.

The Adviser may determine not to vote a proxy if: (1) the effect on the applicable economic interests or the value of the portfolio holding is insignificant in relation to an individual’s account portfolio or in the aggregate with all clients; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) the Adviser otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In addition, neither the Adviser nor the Proxy Voting Service will be able to vote for any securities on loan by an account. In the event that the Adviser is aware of a material vote on behalf of a client with respect to securities on loan by the custodian, the Adviser will call back the loan to vote the proxy if the Adviser determines that the benefits to the client of voting on such proposal outweigh the benefits to the client of having the security remain out on loan, and if time permits.

The Adviser will not accept direction on how to vote individual proxies for which it has voting responsibility from any other person or organization other than Adviser personnel or the Proxy Voting Service.

III. Conflicts of Interest Procedures

For voting of securities, the Adviser believes that application of the ISS Guidelines to vote proxies should, in most cases, adequately address any possible conflicts of interest since the ISS Guidelines are predetermined. As a general practice, the Adviser will vote in accordance with the voting recommendation provided by ISS. In the event that the Adviser wishes to vote against the independent voting recommendation, the Adviser requires CCO approval prior to a vote being cast.

Upon the identification or notice received by the CCO that there is a potential conflict of interest with respect to casting a vote, the CCO will discuss the proxy with the relevant portfolio manager(s) and other senior management in order to determine if the potential conflict is material. In instances where a portfolio manager proposes to vote a proxy inconsistent with the ISS Guidelines and a potential immaterial conflict is identified, the CCO will review the proxy votes in order to determine whether a portfolio manager’s voting rationale appears reasonable. Upon the detection of a material potential conflict of interest, the CCO has final decision-making authority regarding the Adviser’s course of action for the proxy. The CCO will seek to cause the proxy to be voted in a manner consistent with the client’s best interests.

IV. Review

The Adviser will supervise and, no less frequently than annually, review its proxy voting activities and the implementation of the Proxy Voting Policy.

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V. Recordkeeping

The Adviser must maintain (or must ensure that ISS maintains) the documentation to support its proxy voting decisions and votes cast on behalf of the Funds for a period of not less than six years, the first two years at its principal place of business. The Adviser will be responsible for the following procedures and for ensuring that the required documentation is retained.

VI. Proxy Voting Policies and Procedures Specific to Registered Funds

a. Regulatory Requirements

The Registered Funds will disclose in their SAIs and for closed-end funds, in item 7 of the Form N-CSR, a description of their adopted policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Fund uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment adviser; principal underwriter; or any affiliated person of the Fund, its investment adviser, or its principal underwriter, on the other.

The Registered Funds are also required to include in their SAIs any policies and procedures of the Fund’s investment adviser, or any other third party, that the Funds use, or that are used on the Funds’ behalf, to determine how to vote proxies relating to portfolio securities.

Rule 30b1-4 under the 1940 Act requires mutual funds to file with the SEC an annual record of proxies voted by a fund on Form N-PX. Form N-PX must be filed each year no later than August 31 and must contain each Registered Fund’s proxy voting record for the most recent twelve-month period ending June 30.

The Registered Funds must also state in their disclosure documents (in their SAIs and shareholder reports) that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Trust’s website at a specified Internet address; or both; and (2) on the SEC’s website at http://www.sec.gov.

If a Registered Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, and the Registered Fund (or financial intermediary through which shares of the Registered Fund may be purchased or sold) receives a request for this information, the Registered Fund (or financial intermediary) must send the information disclosed in the Registered Fund’s most recently filed report on Form N-PX, within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

If a Registered Fund discloses that the its proxy voting record is available on or through its website, the Registered Fund must make available free of charge the information disclosed in the Registered Fund’s most recently filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the SEC. The information disclosed in the Fund’s

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most recently filed report on Form N-PX must remain available on or through the Registered Fund’s website for as long as the Registered Fund remains subject to the requirements of Rule 30b1-4 and discloses that the Registered Fund’s proxy voting record is available on or through its website.

b. Compliance with Disclosure Requirements

The Registered Funds satisfy the requirement to provide in an Appendix to the SAI, or in the annual filing of the Form N-CSR, as applicable, a description of the policies and procedures that they use to determine how to vote proxies relating to portfolio securities by including a copy or summary of the Adviser’s policies and procedures as stated in Sections I through V of this policy.

The Registered Funds will make information on how the Funds voted proxies relating to portfolio securities through the Form N-PX during the most recent prior 12-month period ending June 30 available without charge upon request, by calling the Trust’s toll free number.

The Registered Funds may rely upon their respective Fund Administrator to prepare and make their filings on Form N-PX. The Adviser shall assist the Fund Administrator by providing information regarding any proxy votes made for the Registered Funds within the most recent twelve-month period ending June 30. The Adviser shall retain records of any such votes with sufficient information to make accurate annual Form N-PX filings.

c. Policy Changes

Any material changes to the Proxy Policy, or to the proxy voting guidelines used by the Adviser, must be reviewed by the Board as soon as practical after implementing such changes.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information is presented as of January 9, 2020

Alexander Nyren, Benjamin Robbins, and Ross Stevens are the Portfolio Managers of the Fund. Each of the Portfolio Managers other than Mr. Robbins has been a Portfolio Manager since the Fund’s inception in 2013. Mr. Robbins has been a Portfolio Manager since May 2015. Each of the Portfolio Managers also is a Portfolio Manager of other registered investment companies, including mutual funds.

Alexander Nyren. Alexander Nyren, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Robbins and Mr. Stevens. Prior to joining Stone Ridge in 2013, Mr. Nyren was in the insurance practice of Oliver Wyman since 2010, where he was a Principal. Mr. Nyren received an MPhil in Economics from the University of Cambridge and a BA with highest honors in Applied Mathematics from Harvard University.

Benjamin Robbins. Benjamin Robbins, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Nyren and Mr. Stevens. Prior to joining Stone Ridge in 2014, Mr. Robbins was a Director at Deutsche Bank, where he worked from 2006 to 2014 and managed a trading book of insurance-linked securities. Mr. Robbins holds a BA, magna cum laude, in Physics from Harvard University and is a CFA charterholder.

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Ross Stevens. Ross Stevens, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Nyren and Mr. Robbins. Mr. Stevens founded Stone Ridge in 2012. Mr. Stevens received his PhD in Finance and Statistics from the University of Chicago (Booth) and his BSE in Finance from the University of Pennsylvania (Wharton).

Information is provided as of October 31, 2019

The table below identifies the number of accounts for which Mr. Nyren, Mr. Robbins, and Mr. Stevens have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number of Accounts(1)	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets
Alexander Nyren	3	$5,546	0	$0	0	$0
Benjamin Robbins	3	$5,546	0	$0	0	$0
Ross Stevens	4	$6,329	1	$312	0	$0

(1) Includes the Fund.

The table below identifies the number of accounts for which Mr. Nyren, Mr. Robbins, and Mr. Stevens and have day-to-day management responsibilities and the total assets in such accounts with respect to which the advisory fee is based on the performance of the account, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

	Registered Investment Companies for which the Adviser receives a performance-based fee		Other Pooled Investment Vehicles managed for which the Adviser receives a performance-based fee		Other Accounts managed for which the Adviser receives a performance-based fee

Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Alexander Nyren	0	$0	0	$0	0	$0
Benjamin Robbins	0	$0	0	$0	0	$0
Ross Stevens	0	$0	0	$0	0	$0

Potential Conflicts of Interest

Each of the Portfolio Managers may also be responsible for managing other accounts in addition to the Fund, including other accounts of the Adviser or its affiliates. Other accounts may include, without limitation, other investment companies registered under the 1940 Act, unregistered investment companies that rely on Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, separately managed accounts, foreign investment companies and accounts or investments owned by the Adviser or its affiliates or the Portfolio Managers. Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

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From time to time, potential conflicts of interest may arise between a Portfolio Manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar or different investment objectives or strategies as the Fund, or otherwise hold, purchase or sell securities that are eligible to be held, purchased or sold by the Fund or may take positions that are opposite in direction from those taken by the Fund.

As a fiduciary, the Adviser owes a duty of loyalty to its clients and must treat each client fairly. The Adviser and the Fund have adopted compliance policies and procedures that are designed to avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.

Allocation of Limited Time and Attention. A Portfolio Manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of the accounts as might be the case if he or she were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where accounts overseen by a particular Portfolio Manager have different investment strategies.

Allocation of Investment Opportunities. A potential conflict of interest may arise as a result of the Adviser’s management of a number of accounts with similar or different investment strategies. When the Adviser purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. The Adviser attempts to allocate investments in a fair and equitable manner over time among client accounts, with no account receiving preferential treatment over time. To this end, the Adviser has adopted policies and procedures that are intended to provide the Adviser with flexibility to allocate investments in a manner that is consistent with its fiduciary duty. There is no guarantee, however, that the policies and procedures adopted by the Adviser will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

An investment opportunity may be suitable for both the Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. If a Portfolio Manager identifies a limited investment opportunity that may be suitable for multiple accounts, the opportunity may be allocated among these several accounts; as a result of these allocations, there may be instances in which the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of an investment opportunity. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for accounts with a similar investment strategy. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities. The Adviser will not necessarily purchase or sell the same securities at the same time, in the same direction or in the same proportionate amounts for all eligible accounts, particularly if different accounts have different amounts of capital under management by the Adviser, different amounts of investable cash available, different strategies or different risk tolerances. As a result, although the Adviser may manage different accounts with similar or identical

8

investment objectives, or may manage accounts with different objectives that trade in the same securities, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account, and the trade allocation and aggregation and other policies and procedures of the Fund or the Adviser could have a detrimental effect on the price or amount of the securities available to the Fund from time to time.

As a result of regulations governing the ability of certain clients of the Adviser to invest side-by-side, it is possible that the Fund may not be permitted to participate in an investment opportunity at the same time as another fund or another account managed by the Adviser. These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The decision as to which accounts may participate in any particular investment opportunity will take into account applicable law and the suitability of the investment opportunity for, and the strategy of, the applicable accounts. It is possible that the Fund may be prevented from participating due to such investment opportunity being more appropriate, in the discretion of the Adviser, for another account.

Conflicts of Interest Among Strategies. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he or she exercises investment responsibility, or may decide that certain of the accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may place separate transactions for one or more accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts. Similarly, the Adviser or its affiliates may take positions in accounts or investments owned by them that are different from those taken by one or more client accounts. Conflicts may also arise in cases when accounts invest in different parts of an issuer’s capital structure, including circumstances in which one or more accounts own private securities or obligations of an issuer and other accounts may own public securities of the same issuer. Actions by investors in one part of the capital structure could disadvantage investors in another part of the capital structure. In addition, purchases or sales of the same investment may be made for two or more accounts on the same date. There can be no assurance that an account will not receive less (or more) of a certain investment than it would otherwise receive if this conflict of interest among accounts did not exist. In effecting transactions, it may not be possible, or consistent with the investment objectives of accounts, to purchase or sell securities at the same time or at the same prices.

Selection of Service Providers. Stone Ridge may be able to select or influence the selection of service providers to clients, including the brokers and dealers that are used to execute securities transactions for the accounts that they supervise. In addition to executing trades, some brokers and dealers may provide Stone Ridge with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain accounts than to others. In addition, Stone Ridge has received and may receive loans or other services from service providers to clients. Although such services are negotiated at arms length, they may pose potential conflicts of interest to Stone Ridge in selecting such service providers.

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Related Business Opportunities. The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of accounts than for others. In such cases, a Portfolio Manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of accounts that provide greater overall returns to the Adviser and its affiliates. Capital that the Fund invests in issuers of reinsurance-related securities may be invested by that issuer in strategies managed by the Adviser, and the Adviser may earn a management fee in connection with managing those strategies. To the extent that the Adviser knows that the issuer has the ability to invest capital from the Fund in strategies managed by the Adviser, this creates an incentive for the Adviser to invest the Fund’s assets in such securities.

Broad and Wide-Ranging Activities. The Adviser and its related parties engage in a broad spectrum of activities and may expand the range of services that they provide over time. The Adviser and its related parties will generally not be restricted in the scope of their business or in the performance of any such services (whether now offered or undertaken in the future), even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. In the ordinary course of their business activities, including, but not limited to, activities with third-party service providers and lenders, the Adviser and its related parties may engage in activities where the interests of the Adviser and its related parties or the interests of their clients may conflict with the interests of the shareholders of the Fund.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a Portfolio Manager differ among the accounts that he or she manages. If the structure of the Adviser’s management fee and/or a Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or a performance or incentive fee), a Portfolio Manager might be motivated to help certain accounts over others. In addition, a Portfolio Manager might be motivated to favor accounts in which he or she has an interest or in which the Adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence a Portfolio Manager to lend preferential treatment to those accounts that could most significantly benefit a Portfolio Manager.

Investments in the Fund by the Adviser. The Adviser or its affiliates may purchase shares from time to time, and may hold a material position in the Fund. The Adviser or its affiliates may face conflicting interests in determining whether, when and in what amount to tender shares for repurchase in connection with periodic repurchase offers by the Fund. If the Adviser or its affiliate tenders a significant amount of shares in connection with a periodic repurchase offer, this could cause the repurchase offer to be oversubscribed and shareholders participating in the repurchase offer (including the Adviser or its affiliate) would only be able to have a portion of their shares repurchased. In such a case, the Adviser or its affiliate would be subject to the resulting proration of tendered amounts on a pari passu basis with all other tendering investors. Other possible risks associated with the Fund’s repurchase offers are described under “Principal Risks of Investment in the Fund — Repurchase Offers Risk” in the Prospectus.

Investments by Adviser or Related Entities. The Adviser or a related entity may invest in entities that may provide financial or other services for the Fund.

(a)(3)

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Information is provided as of October 31, 2019

As of October 31, 2019, Portfolio Managers receive a base salary and may also receive a bonus. Compensation of a Portfolio Manager is determined at the discretion of the Adviser and may be deferred. It may be based on a number of factors including the Portfolio Manager’s experience, responsibilities, the perception of the quality of his or her work efforts and the consistency with which he or she demonstrates kindness to other employees, trading counterparties, vendors, and clients. As a firm focused on beta, the compensation of Portfolio Managers is not based upon the performance of client accounts that the Portfolio Managers manage. The Adviser reviews the compensation of each Portfolio Manager at least annually.

(a)(4)

As of October 31, 2019, the Portfolio Managers beneficially owned the following shares of the Fund:

Portfolio Manager	Dollar Range of Shares Beneficially Owned
Alexander Nyren	$100,001-500,000
Benjamin Robbins	$100,001-500,000
Ross Stevens(1)	Over $1,000,000

(1) Beneficial ownership through the Adviser’s or its affiliates’ direct Fund investments.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

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Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Filed herewith.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Stone Ridge Trust II

By (Signature and Title)* /s/ Ross Stevens
Ross Stevens, President, Chief Executive Officer and
Principal Executive Officer

Date 1/9/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Ross Stevens
Ross Stevens, President, Chief Executive Officer and
Principal Executive Officer

Date 1/9/20

By (Signature and Title)* /s/ Anthony Zuco
Anthony Zuco, Treasurer, Principal Financial Officer, Chief
Financial Officer and Chief Accounting Officer

Date 1/9/20

* Print the name and title of each signing officer under his or her signature.

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